As filed with the Securities and Exchange Commission on March 1, 1999
                                                     Registration No. 333-00767
                                                              ICA No. 811-07531


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        [X]

                       Pre-Effective Amendment No.                          [ ]

                         Post-Effective Amendment No. 3                     [X]

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    [X]

                                 Amendment No. 4                            [X]

                        (Check appropriate box or boxes)

                               AMERINDO FUNDS INC.
               (Exact Name of Registrant as Specified in Charter)

                             c/o Amerindo Funds Inc.
                    399 Park Avenue, New York, New York 10022
               (Address of Principal Executive Offices) (Zip Code)
       Registrant's Telephone Number, including Area Code: (212) 371-6360

                                  DANA E. SMITH
                               Amerindo Funds Inc.
                                 One Embarcadero
                                   Suite 2300
                             San Francisco, CA 94111
                     (Name and Address of Agent for Service)

                  Copy to:     MICHAEL R. ROSELLA, Esq.
                               Battle Fowler LLP
                               75 East 55th Street
                               New York, New York  10022

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective:  (check appropriate box)

          [ ] immediately upon filing pursuant to paragraph (b)
          [ ] on (date) pursuant to paragraph (b)
          [X] 60 days after filing pursuant to paragraph (a)
          [ ] on (date) pursuant to paragraph (a) of Rule 485
          [ ] 75 days after filing pursuant to paragraph (a)(2)
          [ ] on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

          [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

450218.4

                               AMERINDO FUNDS INC.
                       Registration Statement on Form N-1A

                             -----------------------

                             CROSS REFERENCE SHEET -
                             Pursuant to Rule 404(c)
                             -----------------------





Part A
Item No.                                    Prospectus Heading

1.      Front and Back Cover Pages          Cover Page; Back Page
2.      Risk/Return Summary;                Risk/Return Summary
        Investments, Risks, and
        Performance
3.      Risk/Return Summary:  Fee Table     Fee Table
4.      Investment Objectives, Principal    Investment Objectives, Principal
        Investment Strategies, and          Investment Strategies, and
        Related Risks                       Related Risks
5.      Management's Discussion of Fund     Not Applicable
        Performance
6.      Management, Organization, and       Management, Organization, and
        Capital Structure                   Capital Structure
7.      Shareholder Information             Pricing of Fund Shares; How to
                                            Purchase Shares; For Class A
                                            Shareholders Only -- Reduction or
                                            Elimination of Sales Loads; How
                                            to Redeem Shares; Dividends and
                                            Distributions; Tax Consequences
8.      Distribution Arrangements           Distributions Arrangements
9.      Financial Highlights Information    Financial Highlights


450218.4

Part B
Item No.                                      Caption of Additional Informatio

10.     Cover Page and Table of Contents      Cover Page and Table of Contents
11.     Fund History                          Fund History
12.     Description of the Funds and Its      Description of the Funds and Its
        Investments and Risks                 Investment and Risks
13.     Management of the Fund                Management of the Fund
14.     Control Persons and Principal         Control Persons and Principal
        Holders of Securities                 Holders of Securities
15.     Investment Advisory and Other         Investment Advisory and Other
        Services                              Services
16.     Brokerage Allocation and Other        Brokerage Allocation and Other
        Practices                             Practices
17.     Capital Stock and Other               Capital Stock and Other
        Securities                            Securities
18.     Purchase, Redemption, and             Purchase, Redemption, and Pricing
        Pricing of Shares                     of Shares
19.     Taxation of the Fund                  Taxation of the Fund
20.     Underwriters                          Underwriters
21.     Calculation of Performance Data       Calculation of Performance Data
22.     Financial Statements                  Financial Statements



450218.4

--------------------------------------------------------------------------------

AMERINDO FUNDS, INC.                                               PROSPECTUS
                                                                   May 1, 1999
Class A Shares; Class D Shares


--------------------------------------------------------------------------------


                            AMERINDO TECHNOLOGY FUND

                 A mutual fund whose investment objective is to
                      seek long-term capital appreciation.

           The Securities and Exchange Commission Has Not Approved or
        Disapproved These Securities or Passed upon the Adequacy of this
      Prospectus. Any Representation to the Contrary is a Criminal Offense.



                               TABLE OF CONTENTS

RISK/RETURN SUMMARY............................1  FOR CLASS A SHAREHOLDERS ONLY
                                                  REDUCTION OR ELIMINATION OF SALES
FEE TABLE......................................3  LOADS......................................10

INVESTMENT OBJECTIVES, PRINCIPAL                  HOW TO REDEEM SHARES.......................11
INVESTMENT STRATEGIES AND RELATED
RISKS..........................................4  DIVIDENDS AND DISTRIBUTIONS................13

ADDITIONAL INVESTMENT INFORMATION                 TAX CONSEQUENCES...........................13
AND RISK FACTORS...............................5
                                                  DISTRIBUTION ARRANGEMENTS..................14
MANAGEMENT, ORGANIZATION AND CAPITAL
STRUCTURE......................................6  FINANCIAL HIGHLIGHTS ......................17

PRICING OF FUND SHARES.........................8  LETTER OF INTENT ..........................19

HOW TO PURCHASE SHARES.........................8





699557.3

                               RISK/RETURN SUMMARY

The Fund is currently composed of one portfolio called the Amerindo Technology Fund.

Investment Objective

The Fund's investment objective is to seek long-term capital appreciation. Current income is incidental to the Fund's investment objective. There is no assurance that the Fund will achieve its investment objective.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing at least 65% of its assets (although the Fund intends, as a non-fundamental policy, to invest at least 80% of its assets) in the common stocks of technology companies. Technology companies are those companies with primary business operations in either the technology or science areas. Industries likely to be represented in the portfolio include computers, networking and internetworking software, computer aided design, telecommunications, media and information services, medical devices and biotechnology. The Fund may also invest in the stocks of companies that should benefit from the commercialization of technological advances, although they may not be directly involved in research and development.


Principal Risks

o     The loss of money is a risk of investing in the Fund.

o The value of the Fund's shares and the securities held by the Fund can each decline in value.

o Investments in companies in the rapidly changing fields of technology and science face special risks such as competitive pressures and technological obsolescence and may be subject to greater governmental regulation than many other industries.

o Investments in smaller capitalized companies may involve greater risks, such as limited product lines, markets and financial or managerial resources.

o As a non-diversified fund, compared to other mutual funds, this Fund may invest a greater percentage of its assets in a particular issuer. Therefor, investors should consider the greater risk of the Fund's concentration versus the safety that comes with a more diversified portfolio.

Who May Want to Invest in This Fund

This Fund is designed for long-term investors who understand and are willing to accept the risk of loss involved in investing in a fund seeking long-term capital appreciation. Investors should consider their investment goals, their time horizon for achieving them, and their tolerance for risks before investing in the Fund. If you seek an aggressive approach to capital growth and can accept the above average level of price fluctuations that this Fund is expected to experience, this Fund could be an appropriate part of your overall investment strategy. The Fund should not be used as a trading vehicle. The Fund should be used as a specialized investment vehicle and not as a complete investment program.

Risk/Return Bar Chart and Table

The following bar chart and table may assist in your decision to invest in the Fund. The bar chart shows the average annual returns of the Fund for the life of the Fund. The table shows how the Fund's average annual returns for a one-year period compares with that of the Hambrecht & Quist Growth Index. While analyzing this information, please note that the Fund's past performance is not an indication of how the Fund will perform in the future.

699557.3
                                        1

                  [insert bar chart here][Identify Class](1)(3)
                  ---------------------------------------------

                   Best Quarter:

                   Worst Quarter:
                  ---------------------------------------------


Average Annual Total Returns (2)(3)                   Past One Year             Since Inception
(for the periods ending 12/31/98)                                                (October 29,
                                                                                     1996)
Amerindo Technology Fund - Class A Shares                 ____%                      ____%
Amerindo Technology Fund - Class D Shares                 ____%                      ____%
Hambrecht & Quist Growth Index                            ____%                      ____%

(1) The sales load is not reflected in the bar chart and that, if this amount was reflected, returns would be less than those shown.

(2) All Classes have substantially less returns because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the classes do not have the same expenses.

(3) Shareholder Organizations may charge a fee to investors for purchasing or redeeming shares. The net return to such investors may be less than if they had invested in the Fund directly.

699557.3
                                        2

                                    FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                                                        Class A          Class D
                                                        -------          -------
Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Load Imposed on Purchases
      (as a percentage of the offering price)           4.00%            None
Redemption Fees (as a percent of amount
      redeemed, if applicable)                          3.00%            3.00%

Annual Fund Operating Expenses
(expenses that are deducted from Fund  assets)

Management Fees                                         [1.50%]          [1.50%]
Distribution and/or Service 12b-1 Fees                  [0.50%]          [0.25%]
Other Expenses                                          [0.58%]          [0.58%]
Total Annual Operating Expenses                         [2.83%]          [2.83%]


[The Administrator waived ___% of its fee.] Therefore, the "Total Annual Operating Expenses", including " Other Expenses" for the Class A shares, are based on the actual expenses for the Class D shares for the fiscal year ended December 31, 1998.] With this fee waiver, "Other Expenses" and "Total Annual Operating Expenses" for Class D Shares would have been [0.58%] and [2.83%,] respectively, of the Fund's Class D Shares' average daily net assets. The Fund may terminate any fee waiver or reimbursement arrangements at any time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund over the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        Year 1    Year 3     Year 5    Year 10

          Class A       $80       $104       $          $
          Class D       $53        $73       $          $

You would pay the following expenses if you did not redeem your shares:

                        Year 1     Year 3     Year 5    Year 10

           Class A      $50        $104       $          $
           Class D      $23         $73       $          $

The Example does not reflect sales loads on reinvested dividends (and other distributions). If these sales loads were included, your costs would be higher.


699557.3
                                        3

                   INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT
                          STRATEGIES AND RELATED RISKS

Investment Objective. The Fund's investment objective is to seek long-term capital appreciation. There can be no assurance that the Fund's investment objective will be achieved. The investment objective is fundamental to the Fund and may not be changed without shareholder approval. Current income is incidental to the Fund's investment objective.

Principal Investment Strategies. The Fund seeks to achieve its investment objectives by investing at least 65% of its assets (although the Fund intends, as a non-fundamental policy, to invest at least 80% of its assets) in the common stocks of technology companies. Technology companies are those companies with primary business operations in either the technology or science areas. Industries likely to be represented in the portfolio include computers, networking and internetworking software, computer aided design, telecommunications, media and information services, medical devices and biotechnology. The Fund may also invest in the stocks of companies that should benefit from the commercialization of technological advances, although they may not be directly involved in research and development.

The Adviser believes that because of rapid advances in technology and science, an investment in companies with business operations in these areas will offer substantial opportunities for long-term capital appreciation. Of course, prices of common stocks of even the best managed, most profitable corporations are subject to market risk, which means their stock prices can decline. In addition, swings in investor psychology or significant trading by large institutional investors can result in price fluctuations.

The technology and science areas have exhibited and continue to demonstrate rapid growth, both through increasing demand for existing products and services and the broadening of the technology market. In general, the stocks of large capitalized companies that are well established in the technology market can be expected to grow with the market and will frequently be found in the Fund's portfolio. The expansion of technology and science areas, however, also provides a favorable environment for investment in small to medium capitalized companies. The Fund's investment policy is not limited to any minimum capitalization requirement and the Fund may hold securities without regard to the capitalization of the issuer. The Adviser's overall stock selection for the Fund is not based on the capitalization or size of the company but rather on an assessment of the company's fundamental prospects. The Fund will not purchase stocks of companies during their initial public offering or during an additional public offering of the same security. The Adviser anticipates, however, that a significant portion of the Fund's holdings will be invested in newly-issued securities being sold in the secondary market.

Although the Fund will primarily invest in common stocks issued by U.S. companies, the Fund also may invest in other types of securities such as convertible stocks, preferred stocks, bonds and warrants, when the investment in such securities is considered consistent with the Fund's investment objective by the Adviser.

The Fund will not invest more than 20% of its total assets in convertible stocks, preferred stocks, bonds and warrants. The bonds in which the Fund may invest are not required to be rated by a recognized rating agency. As a matter of policy, however, the Fund will invest only in "investment grade" debt securities (i.e., rated within the four highest ratings categories by a nationally recognized statistical rating organization, e.g., BBB by Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies, Inc. ("S&P"), Baa by Moody's Investor Service, Inc. ("Moody's"), BBB by Fitch Investors Services, Inc., or BBB by Duff & Phelps Credit Rating Co.--such securities may have speculative characteristics) or, in the case of unrated securities, debt securities that are, in the opinion of the Adviser, of equivalent quality to "investment grade" securities. In addition, the Fund will not necessarily dispose of any securities that fall below investment grade based upon the Adviser's determination as to whether retention of such a security is consistent with the Fund's investment objective, provided, however, that such securities do not exceed 5% of the Fund's total assets.



699557.3
                                        4

Portfolio Turnover. Purchases and sales are made for the Fund whenever necessary, in the Adviser's opinion, to meet the Fund's investment objective, other investment policies, and the need to meet redemptions. The turnover rate of the Fund for the fiscal year ended December 31, 1998 was ____%. Fund turnover may involve the payment by the Fund of dealer spreads or underwriting commissions, and other transaction costs, on the sale of securities, as well as on the investment of the proceeds in other securities. The greater the portfolio turnover the greater the transaction costs to the Fund which could have an adverse effect on the Fund's total rate of return. The Fund will minimize portfolio turnover because it will not seek to realize profits by anticipating short-term market movements and intends to buy securities for long-term capital appreciation under ordinary circumstances.

Buy/Sell Decisions. The Fund's investment adviser considers the following factors when buying and selling securities for the Fund: (i) the value of individual securities relative to other investment alternatives, (ii) trends in the determinants of corporate profits, (iii) corporate cash flow, (iv) balance sheet changes, (v) management capability and practices and (vi) the economic and political outlook.

               ADDITIONAL INVESTMENT INFORMATION AND RISK FACTORS

The Technology and Science Areas. Companies in the rapidly changing fields of technology and science face special risks. For example, their products or services may not prove commercially successful or may become obsolete quickly. The value of the Fund's shares may be susceptible to factors affecting the technology and science areas and to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities not concentrated in any particular industry. As such, the Fund is not an appropriate investment for individuals who are not long-term investors and who, as their primary objective, require safety of principal or stable income from their investments. The technology and science areas may be subject to greater governmental regulation than many other areas and changes in governmental policies and the need for regulatory approvals may have a material adverse effect on these areas. Additionally, companies in these areas may be subject to risks of developing technologies, competitive pressures and other factors and are dependent upon consumer and business acceptance as new technologies evolve.

Concentration. The volatile nature of the technology and science areas could cause price appreciation in a particular security or securities that results in that investment increasing its concentration in the portfolio, in some cases, well above the level at which it was originally purchased. For instance, even though an investment may have been purchased at a time when it represented 25% of the portfolio, appreciation may cause that concentration to be significantly greater than 25% at various times in a rising market.

Smaller Capitalized Companies. The Adviser believes that smaller capitalized companies generally have greater earnings and sales growth potential than larger capitalized companies. The level of risk will be increased to the extent that the Fund has significant exposure to smaller capitalized or unseasoned companies (those with less than a three-year operating history). Investments in smaller capitalized companies may involve greater risks, such as limited product lines, markets and financial or managerial resources. In addition, less frequently-traded securities may be subject to more abrupt price movements than securities of larger capitalized companies.

Short Term Capital Gains. As of January 31, 1999, the Fund sold certain securities and realized a substantial short-term capital gain on the sale. This short-term gain is material ($5.94 per share based upon the outstanding shares of the Fund as of 1/31/99). In accordance with applicable tax law requirements and the Fund's regular procedures, the Fund anticipates distributing its net income for the year, including any net short term capital gains, prior to the end of its fiscal year ending, October 31, 1999. A distribution of short term capital gain (increased or decreased by all other realized short term capital gains and losses incurred during the course of the fiscal year) will be taxed to investors as ordinary income for federal income tax purposes. Any investor who acquires shares before the Fund pays this dividend will be required to include that dividend in ordinary income even though the dividend represents, in effect, a return of capital. Although there is no certainty that the Fund will pay a dividend or at what level the dividend will be paid, potential investors should be aware that this short term gain (if not reduced by other capital transactions during the course of the fiscal year) may have material tax consequences to them and should consult their tax advisers before investing in the Fund.

Borrowing. The Fund may from time to time borrow money from banks for temporary, extraordinary or emergency purposes. Such borrowing will not exceed an amount equal to one-third of the value of the Fund's total assets less its liabilities and will be made at prevailing interest rates. The Fund may not, however, purchase additional securities while borrowings exceed 5% of its total assets.

Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities subject to certain restrictions on their transfer) and other securities that are not readily marketable, such as repurchase agreements maturing in more than one week, provided, however, that any illiquid securities purchased by the Fund will have been registered under the Securities Act of 1933 or be securities of a class, or convertible into a class, which is already publicly traded and the issuer of which is filing reports required by Section 13 or 15 of the Securities Exchange Act of 1934.

Temporary Investments. When the Adviser believes that adverse business or financial conditions warrant a temporary defensive position, the Fund may invest up to 100% of its assets in short-term instruments such as commercial paper, bank certificates of deposit, bankers' acceptances, variable rate demand instruments or repurchase agreements for such securities and securities of the U.S. Government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. Investments in domestic bank certificates of deposit and bankers' acceptances will be limited to banks that have total assets in excess of $500

699557.3
                                        5
million and are subject to regulatory supervision by the U.S. Government or state governments. While taking a defensive position, the Fund may not achieve its investment objective.

Repurchase Agreements. The Fund's portfolio position in cash or cash equivalents may include entering into repurchase agreements. A repurchase agreement is an instrument under which an investor purchases a U.S. Government security from a vendor, with an agreement by the vendor to repurchase the security at the same price, plus interest at a specified rate. Repurchase agreements may be entered into with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Repurchase agreements usually have a short duration, often less than one week. The Fund requires continual maintenance by the Fund's custodian of the market value of underlying collateral in amounts equal to, or in excess of, the value of the repurchase agreement including the agreed upon interest. If the institution defaults on the repurchase agreement, the Fund will retain possession of the underlying securities. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by the Fund may be delayed or limited and the Fund may incur additional costs. In such case the Fund will be subject to risks associated with changes in the market value of the collateral securities. The Fund intends to limit repurchase agreements to transactions with institutions believed by the Adviser to present minimal credit risk. Repurchase agreements may be considered to be loans under the Investment Company Act of 1940, as amended.

Year 2000 Compliance. As the year 2000 approaches, an issue has emerged regarding how existing application software programs and operating systems can accommodate this date value. Failure to adequately address this issue could have potentially serious repercussions. The Adviser is in the process of working with the Fund's service providers to prepare for the year 2000. Based on information currently available, the Adviser does not expect that the Fund will incur significant operating expenses or be required to incur materials costs to be year 2000 compliant. Although the Adviser does not anticipate that the year 2000 issue will have a material impact on the Fund's ability to provide service at current levels, there can be no assurance that steps taken in preparation for the year 2000 will be sufficient to avoid any adverse impact on the Fund. The year 2000 problem may also adversely affect issuers of the Securities contained in the Fund to varying degrees based upon various factors, and these may have a corresponding adverse effect on the Fund's performance. The Manager is unable to predict what effect, if any, the year 2000 problem will have on such issues.

Non-Diversified Status. As a "non-diversified" investment company, more of the Fund's assets may be concentrated in the common stock of any single issuer, which may make the value of Fund shares more susceptible to certain risks than shares of a diversified mutual fund.

                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

Adviser. Amerindo Investment Advisors Inc. (the "Adviser" or "Amerindo"), a registered investment adviser, is a California corporation with its principal offices located at One Embarcadero, Suite 2300, San Francisco, California 94111 and 399 Park Ave., New York, New York 10022. The Adviser, an emerging growth stock manager specializing in the technology and healthcare sectors, had assets under management of approximately [$2.1 billion] at December 31, 1998. Alberto
W. Vilar and Dr. Gary A. Tanaka are primarily responsible for the day-to-day management of the Fund's portfolio. Their biographies are as follows:

Alberto W. Vilar, 57, is Chairman of the Board of Directors and Chief Executive Officer of the Fund. He began his career with Citibank N.A. in New York in 1964 and worked there as an International Credit Officer until 1967. From 1967 to 1971, he served as Vice President, Portfolio Manager and Manager of the Investment Management Division of Drexel Burnham Lambert in New York. From 1971 to 1973, he served as Executive Vice President, Portfolio Manager and Director of Equity Strategy at M.D. Sass Investor Services in New York. In 1973, he became Vice President and Portfolio Manager of Endowment Management & Research Corporation in Boston. From 1977 to 1979, he served as Senior Vice President, Director of Research, Chief Investment Strategist and Partnership Manager of the Boston Company in Boston. He founded the predecessors of Amerindo Advisors (U.K.) Limited and Amerindo Investment Advisors, Inc. (Panama) in 1979 and has served since then as a Principal Portfolio Manager. He holds the degrees of B.A. in Economics from Washington & Jefferson College and an

699557.3
                                        6

M.B.A. from Iona College, and he completed the Doctoral Studies Program in Economics at New York University. He has been a Chartered Financial Analyst since 1975.

Dr. Gary A. Tanaka, 54, is Director and President of the Fund. He served as a Portfolio Manager for Crocker Bank in San Francisco from 1971 to 1977, and as a Partnership Manager for Crocker Investment Management Corp. in San Francisco from 1978 to 1980. From 1975 to 1980, he also served as a Consultant to Andron Cechettini & Associates in San Francisco. In 1980, he joined the predecessors of Amerindo Advisors (U.K.) Limited and Amerindo Investment Advisors, Inc. (Panama) as a Principal Portfolio Manager. Dr. Tanaka holds the degrees of B.S. in Mathematics from Massachusetts Institute of Technology and Ph.D. in Applied Mathematics from Imperial College, University of London.

Pursuant to the Investment Advisory Contract for the Fund, the Adviser manages the Fund's portfolio of securities and makes the decisions with respect to the purchase and sale of investments subject to the general control of the Board of Directors of the Fund.

Adviser's Fees. Pursuant to the terms of the Investment Advisory Agreement, the Fund will pay an annual advisory fee paid monthly equal to 1.50% of the Fund's average daily net assets. This fee is higher than the fee paid by most other mutual funds, however, the Board of Directors believes it to be reasonable in light of the advisory services the Fund receives. The Adviser will also receive the service fees of 0.25% of each Class's average daily net assets. Any portion of the advisory fees received by the Adviser may be used by the Adviser to provide investor and administrative services and for distribution of Fund shares. The Adviser may voluntarily waive a portion of its fee or assume certain expenses of the Fund. This would have the effect of lowering the overall expense ratio of the Fund and of increasing yield to investors in the Fund. See "Voluntary Expense Subsidization" in Section V.A.2 of the Statement of Additional Information.

Performance of the Adviser. In the early 1980's, Amerindo pioneered the management of dedicated emerging technology portfolios of high technology and healthcare stocks designed to service the financial needs of the institutional investor. As reported in the Wall Street Journal's Money Manager Scorecard on July 24, 1996, May 1, 1996 and January 18, 1996, Amerindo ranked first for its one-year and five-year performance, respectively. Amerindo did not have a ten-year performance number. Amerindo was not ranked by the Money Manager Scorecard during 1997. Each Money Manager Scorecard represents a ranking at June 30, 1996, March 31, 1996 and December 31, 1995, respectively, of the estimated stock-market performance of U.S. money managers with over $100 million under management. The 1, 5 and 10-year performance rankings were compiled by Thompson Investment Software, CDA Investment Technologies, utilizing data provided by CDA/Spectrum, with respect to data on 754,409, and 217 managers, respectively. This performance information relates to Amerindo's management of institutional accounts and should not be interpreted as indicative of future performance of the Fund. The performance figures upon which these rankings were based do not include a reduction for any charges or expenses with respect to such accounts. Further, Amerindo has not independently verified the accuracy, completeness or process underlying the performance figures upon which these rankings were based and makes no representation as to the accuracy or completeness of this performance information.

Amerindo's equity composite includes the portfolios managed in this style of all clients which are institutions, such as qualified retirement plans, charitable foundations and educational endowment funds, for which investment income and realized capital gains are exempt from Federal income tax, and for which Amerindo has full discretionary authority to manage in accordance with the firm's equity strategy for separate accounts. Amerindo has elected to comply with the American Association for Investment Management and Research presentation standards for the period October 1, 1987 (inception of the composite) through December 31, 1998. Deloitte & Touche LLP has conducted an examination with respect to Amerindo for the period October 1, 1987 through December 31, 1997, and has confirmed that Amerindo's performance presentation contained herein for such period conforms with AIMR standards. The Independent Accountants' Report from Deloitte & Touche LLP is available upon request. AIMR has not been involved with the preparation or review of the Independent Accountants' Report. Deloitte & Touche LLP is currently conducting its examination with respect to Amerindo's performance for the year ended December 31, 1998. Therefore, the performance numbers for 1998 provided below, as well as the composite

699557.3
                                        7
performance numbers for the period October 1, 1987 through December 31, 1998, have not yet been confirmed by such audit firm. Amerindo, however, believes that these performance numbers conform with AIMR standards. The following Schedule represents the rates of return for the equity composite for the annual investment periods from January 1, 1988 through December 31, 1998. Accounts benchmarks are the Standard & Poor's 500 Composite Stock Index, Hambrecht & Quist Growth Index and the Russell 2000. The Independent Accountants' Report relates to their examination of Amerindo's performance from the inception of the composite October 1, 1987 through December 31, 1996, which is in accordance with AIMR standards. Amerindo has chosen to present performance starting with 1988, the first full year of the composite.

The following performance information relates to Amerindo's management of institutional accounts. This data should not be interpreted as the Fund's performance nor is it indicative of future performance of the Fund.

                          Asset Weighted                   Asset Weighted
                          Composite Rate                   Composite Rate                             Growth
                        of Return Gross of                of Return Net of            S&P             Index           Russell
Year                       Advisory Fees                    Advisory Fees             500              H&Q             2000
---------------------------------------------------------------------------------------------------------------------------------
1988                           8.68%                            6.97%               16.50%            1.79%             24.89%
1989                          42.49%                           40.67%               31.44%           17.41%             16.24%
1990                           8.49%                            6.75%               -3.19%            3.89%            -19.50%
1991                          78.39%                           76.52%               30.55%           94.49%             46.05%
1992                           8.73%                            7.61%                7.68%           -3.57%             18.42%
1993                          16.42%                           15.08%               10.00%            7.81%             18.89%
1994                          -1.53%                           -2.66%                1.33%            3.38%             -1.82%
1995                          89.39%                           87.51%               37.50%           61.72%             28.44%
1996                           9.61%                            8.04%               10.86%           16.59%             23.22%
1997                         -26.11%                          -26.77%               33.35%            3.29%             21.51%
1998                             %                                %                    %                %                  %


Annualized rates of return for the period
January 1, 1988 to December 31, 1998:

                              19.07%                           17.63%               18.02%           17.00%             15.67%
                              ----%                            ----%                ----%            ----%              ----%

           Composite returns are shown both gross and net of investment management fees. The composite is derived from all fully discretionary, tax-free sheltered equity accounts in this style with assets above $5,000,000. Past performance is no guarantee of future results.

The Fund's total return for each of the period October 29, 1996 (commencement of operations) through December 31, 1998 and for the calendar year ended December 31, 1998 was - ___% and - ____%, respectively.


                             PRICING OF FUND SHARES

Net asset value per share for each Class is determined by subtracting from the value of such Class's total assets the amount of its liabilities and dividing the remainder by the number of its outstanding shares. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for the security; the value is based either on the last sale price on a national securities exchange, or, in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market. Assets for which market quotations are not readily available are valued in accordance with procedures established by the Fund's Board of Directors, including use of an independent pricing service or services which use prices based on yields or prices of comparable securities, indications as to values from dealers and general market conditions.


699557.3
                                        8

The Fund computes each Class's net asset value once daily on Monday through Friday, at 4:15 p.m. New York time, except on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

                             HOW TO PURCHASE SHARES

Initial Investments by Wire. Shares of each Class of the Fund may be purchased by wiring immediately available federal funds (subject to each Class's minimum investment) to The Chase Manhattan Bank from your bank which may charge a fee for doing so (see instructions below). The minimum initial investment in Class A is $10,000 and the minimum initial investment in Class D is $150,000, each of which may be waived by the Fund.

If money is to be wired, you must call the Transfer Agent at 1-888-TECH FUND to set up your account and obtain an account number. You should be prepared at that time to provide the information on the application. Then you should provide your bank with the following information for purposes of wiring your investment:

                     The Chase Manhattan Bank
                     Huntington, New York
                     ABA# 021000021
                     Account# 5021120976
                     F/B/O Amerindo Technology Fund
                     Ref. (Class)
                     Fund Acct. No. ________________

You are required to mail a signed application to the Transfer Agent at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund and the Custodian and Transfer Agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase accepted by the Fund. Shareholders will receive the next determined net asset value per share after receipt of such wire and the acceptance of the purchase by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the Transfer Agent. There is presently no fee for the receipt of wired funds, but the right to charge shareholders for this service is reserved by the Fund.

Initial Investments by Mail. An account may be opened by completing and signing an Account Application and mailing it to the Fund at the address noted below, together with a check (subject to each Class's minimum investment) payable to:

                     Amerindo Technology Fund
                     c/o American Data Services, Inc.
                     P.O. Box 5536
                     Hauppauge N.Y. 11788-0132

Payment for the purchase of shares received by mail will be credited to a shareholder's account at the net asset value per share of the particular Class next determined after receipt. Such payment need not be converted into federal funds (monies credited to the Fund's custodian bank by a Federal Reserve Bank) before acceptance by the Fund's Distributor. In the event that there are insufficient funds to cover a check, such prospective investor or investor will be assessed a $15.00 charge.

Additional Investments. Additional investments may be made at any time (subject to the minimum subsequent investment in Class A of $1,000 and the minimum subsequent investment in Class D of $15,000) by purchasing shares of the particular Class at net asset value, plus any applicable sales load, by mailing a check to the Fund at the address noted under "Initial Investments by Mail" (payable to Amerindo Technology Fund Class A/Class D) or by wiring monies to the clearing bank as outlined above.


699557.3
                                        9

Other Purchase Information. Investors may open accounts in the Fund only through the exclusive Distributor for the Fund. ADS Distributors, Inc., for nominal consideration and as agent for the Fund, will solicit orders for the purchase of Fund shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal.

The Fund reserves the right to redeem, after 60 days' written notice, shares in accounts that fall below the minimum balance by reason of redemption and return the proceeds to investors. The investors may restore and maintain a minimum balance during the notice period.

Shareholders that purchased Class D shares during the period that the Fund was not offering Class A shares for sale will remain Class D shareholders after the date that Class A shares are offered for sale. Investors who purchased Class D shares during such period are not required to meet the $150,000 minimum balance requirement but will be required to maintain a minimum balance of $25,000.

The purchase price paid for shares of each Class is the current public offering price, that is, the next determined net asset value of the shares after the order is placed plus any applicable sales charge, with respect to Class A shares. See "Net Asset Value" herein. The sales load, with respect to Class A shares, is a one-time charge paid at the time of purchase of shares, most of which ordinarily goes to the investor's broker-dealer as compensation for the services provided the investor. Class A Shares of the Fund are sold on a continuous basis with a maximum front-end sales charge of 4.00% of the net asset value per share. Class D Shares are sold without a front-end sales load. Volume discounts are provided for both initial purchase, as well as for additional purchases of Class A Shares of the Fund. See "Reduction or Elimination of Sales Loads" herein. The Fund reserves the right to reject any subscription for shares.

The Fund must receive an order and payment by the close of business for the purchase to be effective and dividends to be earned on the same day. If funds are received after the close of business, the purchase will become effective and dividends will be earned on the next business day. Purchases made by check will be invested and begin earning income on the next business day after the check is received.

Shares of the Fund may be purchased in exchange for securities which are permissible investments of the Fund, subject to the Adviser's determination that the securities are acceptable. Securities accepted in exchange will be valued at the mean between their bid and asked quotations. In addition, securities accepted in exchange must be liquid securities that are not restricted as to transfer and will have a value that is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on NASDAQ, the American Stock Exchange or the New York Stock Exchange, or on the basis of prices provided by a pricing service. The Fund and the Adviser reserve the right to reject any such purchase order. Shareholders will bear any costs associated with a purchase of Fund shares through such an exchange.

All purchases of the Fund's shares will be made in full and fractional shares of the Fund calculated to three decimal places. The Fund does not intend to issue certificates evidencing Fund shares.

Shares of the Fund may also be sold to corporations or other institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others ("Shareholder Organizations"). Investors purchasing and redeeming shares of the Fund through a Shareholder Organization may be charged a transaction-based fee or other fee for the services of such organization. Each Shareholder Organization is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Customers of Shareholder Organizations should read this Prospectus in light of the terms governing accounts with their organization. The Fund does not pay to or receive compensation from Shareholder Organizations for the sale of the Fund's shares.

The Fund has available a form of Individual Retirement Account ("IRA") which may be obtained from the Fund that permits the IRA to invest in either Class A or Class D Shares of the Fund. The minimum investment for all retirement plans investing in either Class of the Fund is the same as the minimum initial investment for such Class --

699557.3
                                       10

$10,000 for Class A and $150,000 for Class D. Investors desiring information regarding investments through IRAs should write or telephone the Fund.

                          FOR CLASS A SHAREHOLDERS ONLY
                     REDUCTION OR ELIMINATION OF SALES LOADS

Volume Discounts. Volume discounts are provided if the total amount being invested in Class A shares of the Fund reaches the levels indicated in the sales load schedule provided below. The applicable volume discount available to investors is determined by aggregating all Class A share purchases of the Fund. Volume discounts are also available to investors making sufficient additional purchases of Class A Fund shares. The applicable sales charge may be determined by adding to the total current value of Class A shares already owned in the Fund the value of new purchases computed at the offering price on the day the additional purchase is made. For example, if an investor previously purchased, and still holds, Class A shares worth $40,000 at the current offering price and purchases an additional $10,000 worth of Class A shares, the sales charge applicable to the new purchase would be that applicable to the $50,000 to $99,999 bracket in the sales load schedule provided below.


                                                                                                         Amount of sales charge
                                                                                                         reallowed to dealers as
                                                                   Sales Charge as a % of                       a percent
Amount of Purchase                       Sales Charge                Net Amount Invested                   of offering price
---------------------------------------------------------------------------------------------------------------------------------

Less than $50,000                            4.00%                          4.17%                                 4.00%
$50,000 - $99,000                            3.50%                          3.62%                                 3.25%
$100,000 - $149,000                          2.50%                          2.56%                                 2.25%
$150,000 or more                               0                              0                                     0


Letter of Intent. Any investor in Class A may sign a Letter of Intent, available from the Fund, stating an intention to make purchases of Class A shares totaling a specified amount on an aggregate basis within a period of thirteen months. Purchases within the thirteen-month period can be made at the reduced sales load applicable to the total amount of the intended purchase noted in the Letter of Intent. If a larger purchase is actually made during the period, then a downward adjustment will be made to the sales charge based on the actual purchase size. Any shares purchased within 90 days preceding the actual signing of the Letter of Intent are eligible for the reduced sales charge and the appropriate price adjustment will be made on those share purchases. A number of shares equal to 5% of the dollar amount of intended purchases specified in the Letter of Intent is held in escrow by the Distributor until the purchases are completed. Dividends and distributions on the escrowed Class A shares are paid to the investor. If the intended purchases are not completed during the Letter of Intent period, the investor is required to pay the Fund an amount equal to the difference between the regular sales load applicable to a single purchase of the number of Class A shares actually purchased and the sales load actually paid. If such payment is not made within 20 days after written request by the Fund, then the Fund has the right to redeem a sufficient number of escrowed Class A shares to effect payment of the amount due. Any remaining escrowed Class A shares are released to the investor's account. Agreeing to a Letter of Intent does not obligate you to buy, or the Fund to sell, the indicated amount of Class A shares. You should read the Letter of Intent carefully before signing.

Purchases At Net Asset Value. There is no initial sales charge for "Qualified Persons". Qualified Persons is defined to include persons who are active or retired Trustees, Directors, officers, partners, employees, clients, independent professional contractors, shareholders or registered representatives (including their spouses and children) of the Investment Adviser, Distributor or any affiliates or subsidiaries thereof (the Directors, officers or employees of which shall also include their parents and siblings for all purchases of Fund shares) or any Director, officer, partner, employee or registered representative (including their spouses and children) of any Broker-Dealer who has executed a valid and currently active selling agreement with the Distributor.


699557.3
                                       11

                              HOW TO REDEEM SHARES

Shares of the Fund may be redeemed by mail, or, if authorized, by telephone. The value of shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by the Fund.

By Mail. The Fund will redeem its shares at the net asset value next determined after the request is received in "good order." The net asset value per share of the Fund is determined as of 4:15 p.m., New York time, on each day that the New York Stock Exchange, Inc. (the "NYSE"), the Fund and the Distributor are open for business. Requests should be addressed to Amerindo Technology Fund, c/o American Data Services, Inc., P.O. Box 5536, Hauppauge N.Y. 11788-0132.

Requests in "good order" must include the following documentation:

      (a) a letter of instruction, if required, or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

      (b) any required signature guarantees (see "Signature Guarantees" below); and

      (c) other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

Signature Guarantees. To protect shareholder accounts, the Fund and its transfer agent from fraud, signature guarantees are required to enable the Fund to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) and the registered address and (2) share transfer requests. Signature guarantees may be obtained from certain eligible financial institutions, including but not limited to, the following: banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities Transfer Association Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP") or the New York Stock Exchange Medallion Signature Program ("MSP"). Shareholders may contact the Fund at 1-888-TECH FUND for further details.

By Telephone. Provided the Telephone Redemption Option has been authorized, a redemption of shares may be requested by calling the Fund at 1-888-TECH FUND and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. If the Telephone Redemption Option is authorized, the Fund and its transfer agent may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by the Fund or its transfer agent to be genuine. The transfer agent's records of such instructions are binding and shareholders, and not the Fund or its transfer agent, bear the risk of loss in the event of unauthorized instructions reasonably believed by the Fund or its transfer agent to be genuine. The Fund will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Fund in connection with transactions initiated by telephone may include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.

Optional Redemption by the Fund. Investors are required to maintain a minimum account balance of at least $10,000 for Class A shares and $150,000 for Class D shares. Certain investors who purchased Class D shares may only be required to maintain a $25,000 minimum account balance provided that they purchased their shares during the period when Class A shares were not being offered for sale. The Fund reserves the right to redeem, after 60 days' written notice, shares in accounts that fall below the minimum balance by reason of redemption and return the proceeds to investors. The investors may restore and maintain a minimum balance during the notice period.


699557.3
                                       12

Further Redemption Information. Redemption proceeds for shares of the Fund recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen business days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option.

Other than as described above, payment of the redemption proceeds will be made within seven days after receipt of an order for a redemption. The Fund may suspend the right of redemption or postpone the date at times when the NYSE or the bond market is closed or under any emergency circumstances as determined by the United States Securities and Exchange Commission (the "SEC").

If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make a payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of readily marketable securities held by a Fund in lieu of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of portfolio securities so received in payment of redemptions.

Redemption Fee. The Fund is designed for long-term investors willing to accept the risks associated with a long-term investment in the common stocks of companies in the technology, technology-related and science industries. The Fund is not designed for short-term traders whose frequent purchases and redemptions can generate substantial cash flow. These cash flows can unnecessarily disrupt the Fund's investment program. Short-term traders often redeem when the market is most turbulent, thereby forcing the sale of underlying securities held by the Fund at the worst possible time as far as long-term investors are concerned. Additionally, short-term trading drives up the Fund's transaction costs--measured by both commissions and bid/ask spreads--which are borne by the remaining long-term investors. For these reasons, the Fund assesses a 3.00% fee on the redemption of shares held for less than one year. Redemption fees will be paid to the Fund to help offset transaction costs. The fee does not apply to any shares purchased through reinvested distributions (dividends and capital gains) or to shares held in retirement plans (such as 401(k), 403(b), 457, Keogh, Profit Sharing Plans, and Money Purchase Pension Plans). This fee also does not apply to shares held in IRA accounts.

The Fund will use the first-in, first-out (FIFO) method to determine the one-year holding period. Under this method, the date of the redemption will be compared to the earliest purchase date of shares held in the account. If this holding period is less than one year, the redemption fee will be assessed. In determining "one year" the Fund will use the anniversary date of a transaction. Thus, shares purchased on April 5, 1999, for example, will be subject to the fee if they are redeemed on or prior to April 4, 2000. If they are redeemed on or after April 5, 2000, the shares will not be subject to the redemption fee. The redemption fee will be applied on redemptions of each investment made by a shareholder that does not remain in the Fund for a one-year period from the date of purchase.

                           DIVIDENDS AND DISTRIBUTIONS

At least 90% of each Class's net investment income will be declared as dividends and paid annually. If an investor's shares are redeemed prior to the date on which dividends are normally declared and paid, accrued but unpaid dividends will be paid with the redemption proceeds. Substantially all the realized net capital gains for each Class, if any, are declared and paid on an annual basis. Dividends are payable to investors of record at the time of declaration. For a discussion of the taxation of dividends or distributions, see "Taxes."

The net investment income of each Class for each business day is determined immediately prior to the determination of net asset value. Net investment income for other days is determined at the time net asset value is determined on the prior business day. Shares of each Class earn dividends on the business day their purchase is effective but not on the business day their redemption is effective. See "Purchase of Shares" and "Redemption of Shares."

Choosing a Distribution Option. Distribution of dividends from each Class may be made in accordance with several options. A shareholder may select one of three distribution options:


699557.3
                                       13

1. Automatic Reinvestment Option. Both dividends and capital gains distributions will be automatically reinvested in additional shares of the Fund unless the investor has elected one of the other two options.

2. Cash Dividend Option. Dividends will be paid in cash, and capital gains, if any, will be reinvested in additional shares.

3. All Cash Option. Both dividends and capital gains distributions will be paid in cash.

                                TAX CONSEQUENCES

The Fund intends to elect, effective for its fiscal year beginning November 1, 1998, to qualify under the Internal Revenue Code of 1986, as a regulated investment company. Qualification as a regulated investment company relieves the Fund of Federal income tax on net ordinary income and net realized capital gains paid out to its stockholders. The Fund's policy is to distribute as dividends each year 100% (and in no event less than 90%) of its investment company taxable income. The Fund has adopted a policy of declaring dividends annually. Distributions of net ordinary income and net short-term capital gains are taxable to stockholders as ordinary income. Some corporate stockholders will be entitled to the dividends-received deduction to the extent that the Fund's income is derived from qualifying dividends from domestic corporations. A corporation's dividends-received deduction will be disallowed unless the corporation holds shares in the Fund at least 46 days. Furthermore, a corporation's dividends-received deduction will be disallowed to the extent a corporation's investment in shares of the Fund is financed with indebtedness.

The excess of net long-term capital gains over net short-term capital losses realized and distributed by the Fund as capital gains distributions is taxable to stockholders as long-term capital gains, irrespective of the length of time a stockholder may have held its stock. Long-term capital gains distributions are not eligible for the dividends-received deduction referred to above. If a stockholder that sells shares held for six months or less received a distribution taxable as long-term capital gain, any loss realized on the sale of the shares would be a long-term capital loss to the extent of the distribution. Distributions are taxable to investors whether received in cash or reinvested in additional shares of the Fund. Any dividend or distribution received by a stockholder shortly after the purchase of shares will reduce the net asset value of the shares by the amount of the dividend or distribution. Furthermore, such dividend or distribution, is subject to tax even though it is in effect, a return of capital. The redemption or shares may result in the investor's receipt of more or less than the investor paid for its shares and, thus, in a taxable gain or loss to the investor. If the redeemed shares have been held for more than one year, the investor will generally realize a long-term capital gain or loss.

The Fund is required, subject to certain exemptions, to withhold at a rate of 31% from dividends paid or credited to investors, in addition to the proceeds from the redemption of Fund shares, if a correct taxpayer identification number, certified when required, is not on file with the Fund. Corporate investors are not subject to this requirement.

Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital loss), if any, are taxable as net capital gains regardless of the length of time investors have owned their shares. A preferential tax

699557.3
                                       14
rate for net capital gains is currently applicable for non-corporate shareholders. Capital gain dividends, designated as such in a written notice to investors mailed not later than 60 days after the Fund taxable year closes, will be taxed as long-term capital gain. However, if an investor receives a capital gain dividend and sells shares after holding them for six months or less (not including, for purposes of determining the length of the holding period, periods during which the investor holds an offsetting position), then any loss realized on the sale will be treated as long-term capital loss to the extent of such capital gain dividend.

                            DISTRIBUTION ARRANGEMENTS

Distributor. ADS Distributors, Inc. ("ADS"), an affiliate of the Administrator, has entered into a distribution agreement with the Fund to serve as the Fund's distributor. ADS will be entitled to receive a distribution fee equal to 0.25% of the Class A shares' average daily net assets under the terms of the Plan and will pay the promotional and advertising expenses related to the distribution of the Fund's shares and for the printing of all Fund prospectuses used in connection with the distribution and sale of Fund shares. In addition, pursuant to such distribution agreement, ADS may use a portion of the distribution fee to compensate financial intermediaries for providing distribution assistance with respect to the sale of Class A shares. See "Management of Fund" in the Statement of Additional Information. ADS has entered into a dealer agreement with Garal & Company, Inc., an affiliate of the Adviser, to participate in the offer and sale of the shares of the Fund.

12b-1 Plan. The Fund, on behalf of each Class, has adopted a distribution and service plan, pursuant to Rule 12b-1 under the Investment Company Act (the "Rule"). The Rule provides that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Plan provides that each Class will compensate the Adviser for certain expenses and costs incurred in connection with providing shareholder servicing and maintaining shareholder accounts and to compensate parties with which it has written agreements and whose clients own shares of each Class for providing servicing to their clients ("shareholder servicing" ), which is subject to a maximum service fee of 0.25% per annum of each Class's average daily net assets. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The Plan also provides that the Distributor is paid a fee equal to 0.25% of Class A's average daily net assets, on an annual basis, to enable it to provide promotional support to the Fund and to make payments to broker-dealers and other financial institutions with which it has written agreements and whose clients are Class A shareholders (each a "broker-

699557.3
dealer") for providing distribution assistance. [Class D shareholders are not assessed any fees under the Plan.] Fees paid under the Plan may not be waived for individual shareholders.

Each shareholder servicing agent that the Adviser retains will, as agent for its customers, among other things: (i) answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares of the Fund may be effected and certain other matters pertaining to the Fund; (ii) assist shareholders in designating and changing dividend options, account designations and addresses; (iii) provide necessary personnel and facilities to establish and maintain shareholder accounts and records; (iv) assist in processing purchase and redemption transactions; (v) arrange for the wiring of funds; (vi) transmit and receive funds in connection with customer orders to purchase or redeem shares; (vii) verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; (viii) furnish (either separately or on an integrated basis with other reports sent to a shareholder by the Fund) quarterly and year-end statements and confirmations in a timely fashion after activity is generated in the account; (ix) transmit, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to shareholders; (x) receive, tabulate and transmit to the Fund, proxies executed by shareholders with respect to meetings of shareholders of the Fund; and (xi) provide such other related services as the Fund or a shareholder may request.

The Plan provides that the Adviser and the Distributor may make payments from time to time from their own resources which may include the advisory fee and past profits for the following purposes: (i) to defray the costs of and to compensate others, including financial intermediaries with whom the Distributor or Adviser has entered into written agreements, for performing shareholder servicing and related administrative functions; (ii) to compensate certain financial intermediaries for providing assistance in distributing each Class's shares; (iii) to pay the costs of printing and distributing the Fund's prospectus to prospective investors; and (iv) to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Fund's shares. The Distributor or the Adviser, as the case may be, in their sole discretion, will determine the amount of such payments made pursuant to the Plan with the shareholder servicing agents and broker-dealers they have contracted with, provided that such payments made pursuant to the Plan will not increase the amount which the Fund is required to pay to the Distributor or the Adviser for any fiscal year under the shareholder servicing agreements or otherwise. Any servicing fees paid to the Adviser also may be used for purposes of (i) above and any asset based sales charges paid to the Distributor also may be used for purposes of (ii), (iii), or (iv) above.

Shareholder servicing agents and broker-dealers may charge investors a fee in connection with their use of specialized purchase and redemption procedures offered to investors by the shareholder servicing agents and broker-dealers. In addition, shareholder servicing agents and broker-dealers offering purchase and redemption procedures similar to those offered to shareholders who invest in the Fund directly may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield to investors who invest through shareholder servicing agents and broker-dealers may be less than by investing in the Fund directly. An investor should read the Prospectus in conjunction with the materials provided by the shareholder servicing agent and broker-dealer describing the procedures under which Fund shares may be purchased and redeemed through the shareholder servicing agent and broker-dealer.



699557.3
                                       16

                        FINANCIAL HIGHLIGHTS INFORMATION

The following table is intended to help you understand the Fund's financial performance since its inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Class A and Class D shares of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Morrison, Brown, Argiz & Co, P.A., whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request. The table is part of the Fund's financial statements for the year ended December 31, 1998, which are available to shareholders upon request.

CLASS A SHARES.

      [to come]


CLASS D SHARES.


                                                                                                          October 29, 1996
                                                                                                           (commencement
                                                                                                           of investment
                                                             For the fiscal year ended December 31,      operations) through
                                                                 1998                      1997            December 31, 1996
                                                                 ----                      ----          -------------------
Net asset value, beginning of period                                                       $9.00               $10.00
                                                                                         ---------           -----------
Income (loss) from investment operations
Net investment loss                                                                       (0.16)               (0.04)
Net realized and unrealized gain (loss) on
   investments                                                                            (1.47)               (0.96)
                                                                                         ---------           ----------

                                                                                         ---------           -----------
Total from investment operations                                                          (1.63)               (1.00)
                                                                                         ---------           -----------
Less distributions
Dividends from net investment income                                                        0.00                 0.00
Distribution from realized gains from
   security transaction                                                                     0.00                 0.00
Total distributions                                                                         0.00                 0.00
                                                                                        -----------          -----------

Net asset value, end of period                                                             $7.37                $9.00
                                                                                        ===========          ===========
Total return**                                                                            (18.11%)             (45.69%)*

Ratios/supplemental data
Net assets end of period (in 000's)                                                        40,191             34,210
Ratio of expenses to average net assets                                                     2.83%              3.82%*
Ratio of expenses to average net assets, net
   of reimbursement                                                                         2.25%              2.25%*
Ratio of net investment income (loss) to
   average net assets                                                                      (2.83%)           (3.82%)*
Ratio of net investment income (loss) to
   average net assets, net of reimbursement                                                (2.25%)           (2.25%)*
Portfolio turnover rate                                                                   355.21%             0.00%
Average commission rate paid                                                                0.0500            0.0500

----------------------
*          Annualized
**         Based on net asset value per share

699557.3
                                       17

                               AMERINDO FUNDS INC.
                            LETTER OF INTENT (L.O.I.)

Although I am not obligated to invest and Amerindo Funds Inc. (the "Fund") is not obligated to sell, it is my intention to invest over a 13-month period (the "L.O.I. Period") in an aggregate amount of Class A shares of the Fund at least equal to that which is checked below, thereby entitling me to the reduced sales load applicable to such aggregate amount.


                                                         Sales                                                     Sales
                 Aggregate Amount                        Load                           Aggregate Amount           Load
                 ----------------                        ----                           ----------------           --------
Amerindo Technology Fund
|_|        less than $50,000.00                          4.00%       |_|        $100,000.00-$149,999.99             2.50%
|_|        $50,000.00-$99,999.99                         3.50%       |_|        $150,000.00 or more                 0.00%


I understand that purchases made within the last 90 days will be included as part of my intended investment.

In addition, I understand that a number of shares with a value equal to 5.00% of the dollar amount of intended purchases specified herein will be held in escrow (the "Escrowed Shares") by ADS Distributors, Inc. (the "Distributor") until the purchases are completed and that dividends and distributions on the Escrowed Shares will be paid to me. During the escrow period, I grant to the Distributor a security interest in the Escrowed Shares. If the intended purchases are not completed during the L.O.I. Period, I understand that I will be required to pay the Distributor an amount equal to the difference between the regular sales load applicable to a single purchase of the number of shares actually purchased and the sales load actually paid. If such payment is not made within 20 days after written request to me by the Distributor, I agree that the Distributor has the right to redeem a sufficient number of Escrowed Shares to effect payment of the amount due. Any remaining Escrowed Shares will be released to my account.

Amerindo Technology Fund

-----------------     ----------------------     --------------        ---------
Shareholder Name      Authorized Signature       Account Number         Date

699557.3
                                       18

AMERINDO FUNDS INC.                               For assistance in completing
Mail to:   Amerindo Technology Fund               the application, call the
           c/o American Data Services, Inc.       Amerindo Technology Fund at
           P.O. Box 5536, Hauppauge               1-888-TECH FUND
           N.Y. 11788-1032

                Amerindo Technology Fund-New Account Application
--------------------------------------------------------------------------------

1. Initial Investment

|_| Class A $_______________ ($10,000 minimum)
|_| Class D $_______________ ($150,000 minimum)

--------------------------------------------------------------------------------

2. Account Registration

|_| Individual ___________________________________________ if joint, check one:
               first         middle              last      |_| With Right of
                                                            Survivorship

                                                           |_| Tenants in Common

|_| Joint Tenant _________________________________________ |_| Tenants by the
                 first       middle              last      Entireties

|_| Uniform Gifts/Transfers to Minors Act ______________________________________
                                                     Custodian's Name


Minor's Birthdate ___/___/___

as Custodian for _____________________________      State of Residency__________
                        Minor's Name

|_| Corporation, Trust Partnership, or other Entity ____________________________
                                                         Legal Entity Name


--------------------------------------------------------------------------------
Trustee's Name (for trust only)                Date of Trust (if applicable)
--------------------------------------------------------------------------------

3. ACCOUNT ADDRESS

Street Address    _____________________________________________________

City/State/Zip    _____________________________________________________

Daytime Telephone _____________________________________________________

Citizen of:  |_| U.S.   |_| Other Country _____________________________

                              Country of Residence
________________________________________________________________________________

4. SOCIAL SECURITY/TAX IDENTIFICATION NUMBER


____________________________________________ or ________________________________
       Social Security Number                     Taxpayer Identification Number



699557.3

--------------------------------------------------------------------------------
5. SOURCE OF INTEREST (PLEASE SPECIFY)
|_| Advertisement ________________________________ |_| TV/Newspaper ____________

|_| Internet |_| Referral ________________________ |_| Other ___________________

--------------------------------------------------------------------------------

6. DISTRIBUTIONS

Dividends and capital gains will be automatically reinvested unless otherwise indicated. If you wish Dividend/Capital Gains to be paid in cash, please check the appropriate box.

Dividends are to be: |_| Paid in Cash  Capital gains are to be: |_| Paid in Cash

--------------------------------------------------------------------------------

7. LETTER OF INTENT (LOI) FOR CLASS A SHARES

|_| I agree to the terms of the Letter of Intent and provisions set forth in the Prospectus. Although I am not obligated to do so, it is my intention to invest over a 13 month period:

|_| Less than $50,000  |_| $50,000 - $99,000 |_| $100,000 - $149,000 |_|$150,000
                                                                         or more
(purchases made within the last 90 days will be applied towards loi amount)

--------------------------------------------------------------------------------

8. TELEPHONE REDEMPTIONS

If you do not want telephone redemption privileges, check here.  /  /

I (we) authorize The Amerindo Funds and its agents to act upon instructions, from shareholder or dealer of record, received by telephone or letter, to have amounts wired to my (our) bank account designated below or mailed to the address of record established for this account. I (we) ratify any such instructions. If you will be utilizing the bank wiring option, please attach a voided check from your bank account and complete the information below.

--------------------------------------------------------------------------------
Bank Name        Street           City              State               Zip Code

--------------------------------------------------------------------------------
ABA Routing Number               Account Name          Account Number

--------------------------------------------------------------------------------

9. SIGNATURE & CERTIFICATION FOR THE IRS (US INVESTORS ONLY)

Each of the undersigned has the authority and legal capacity to purchase mutual fund shares, each is of legal age in their state and believes each investment is suitable for themselves. Each of the undersigned has received and read the Prospectus and agrees to its terms.


          Certification - under penalties of perjury, I certify that:

(1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

Certification Instructions - you must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

--------------------     ---------------------         -----------------------
Signature                Signature                     Date

*If joint account, all tenants must sign     ** If corporate account or other
                                             legal entity, authorized person
                                             must sign in capacity.

699557.3

                            AMERINDO TECHNOLOGY FUND

                                   May 1, 1999

Investment Advisor                           A Statement of Additional
Amerindo Investment Advisors Inc.            Information (SAI), dated May 1,
San Francisco, California                    1999, and the Fund's Annual and
New York, New York                           Semi-Annual Reports include
                                             additional information about the
Administrator and                            Fund and its investments and are
Transfer and Dividend Agent                  incorporated by reference into this
American Data Services, Inc.                 prospectus. In the Fund's Annual
Hauppauge, New York                          Report is a discussion of the
                                             market and investment strategies
Distributor                                  that significantly affected the
ADS Distributors, Inc.                       Fund's performance during its last
Safety Harbor, Florida                       fiscal year. You may obtain the
                                             SAI, the Annual and Semi-Annual
Custodian                                    Reports and material incorporated
The Northern Trust Company                   by reference without charge by
Chicago, Illinois                            calling the Fund at
                                             1-800-TECH-FUND. To request other
Legal Counsel                                information, please call your
Battle Fowler LLP                            financial intermediary or the Fund.
New York, New York
                                             A Current SAI has been filed with
Independent Auditors                         the Securities and Exchange
Morrison, Brown, Argiz & Company             Commission. You may visit the
Miami, Florida                               Securities and Exchange
                                             Commission's Internet website
1-888-TECH FUND                              (www.sec.gov) to view the SAI,
www.amerindo.com                             material incorporated by reference
                                             and other information. These
                                             materials can also be reviewed and
                                             copied at the Commission's Public
                                             Reference Room in Washington, DC.
                                             Information on the operation of the
                                             Public Reference Room may be
                                             obtained by calling the Commission
                                             at 1-800-SEC-0330. In addition,
                                             copies of these materials may be
                                             obtained, upon payment of a
                                             duplicating fee, by writing the
                                             Public Reference Section of the
                                             Commission, Washington, DC
                                             20549-6009.

                                             811-07531



699557.3

                            AMERINDO TECHNOLOGY FUND

       -----------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 1999

                    RELATING TO THE AMERINDO TECHNOLOGY FUND
                          PROSPECTUS DATED MAY 1, 1999
       -----------------------------------------------------------------

         This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Fund's Prospectus, dated May 1, 1998 (the "Prospectus"). [Include any information that is incorporated by reference into the SAI]

         This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by writing to the Fund at 399 Park Avenue, 22nd Floor, New York, New York 10022.

         This Statement of Additional Information is incorporated by reference into the Prospectus in its entirety.





810576.2

                                TABLE OF CONTENTS


I.         FUND HISTORY...............................................................................1

II.        DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS......................................1
           A.        INVESTMENT STRATEGIES AND RISKS..................................................1
           B.        DESCRIPTION OF THE FUND'S INVESTMENT SECURITIES AND DERIVATIVES..................1
           C.        FUND POLICIES - INVESTMENT RESTRICTIONS..........................................7
           D.        TEMPORARY DEFENSIVE POSITIONS....................................................9
           E.        PORTFOLIO TURNOVER..............................................................10

III.       MANAGEMENT OF THE FUND ...................................................................10

IV.        CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.......................................13

V.         INVESTMENT ADVISORY AND OTHER SERVICES....................................................14
           INVESTMENT ADVISER........................................................................14
           THE DISTRIBUTION AND SERVICE PLAN.........................................................16
           ADMINISTRATOR.............................................................................18
           CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT..............................................19
           COUNSEL AND INDEPENDENT AUDITORS..........................................................19

VI.        BROKERAGE ALLOCATION AND OTHER PRACTICES..................................................19

VII.       CAPITAL STOCK AND OTHER SECURITIES........................................................21

VIII.      PURCHASE, REDEMPTION AND PRICING OF SHARES................................................22
           GENERAL INFORMATION.......................................................................22
           PURCHASE OF FUND SHARES...................................................................23

IX.        TAXATION OF THE FUND......................................................................30

X.         UNDERWRITERS..............................................................................34

XI.        CALCULATION OF PERFORMANCE DATA...........................................................34
           COMPUTATION OF TOTAL RETURN...............................................................35

XII.       FINANCIAL STATEMENTS......................................................................36


810576.2

I.       FUND HISTORY

         Amerindo Technology Fund (the "Fund") was incorporated in Maryland on February 6, 1996.


II.      DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

         A.   INVESTMENT STRATEGIES AND RISKS

              The Fund is a non-diversified, open-end, management investment company. The Fund's investment objective is to seek long-term capital appreciation by investing at least 65% of its assets (although the Fund intends, as a non-fundamental policy, to invest at least 80% of its assets) in the common stocks of technology companies. Technology companies are those companies with primary business operations in either the technology or science areas. Current income is incidental to the Fund's investment objective. The investment objective is fundamental to the Fund and may not be changed without shareholder approval. There can be no assurance that the Fund's investment objective will be achieved.

              This Fund is designed for long-term investors who understand and are willing to accept the risk of loss involved in investing in a mutual fund seeking long-term capital appreciation. Investors should consider their investment goals, their time horizon for achieving them, and their tolerance for risks before investing in the Fund. If you seek an aggressive approach to capital growth and can accept the above average level of price fluctuations that this Fund is expected to experience, this Fund could be an appropriate part of your overall investment strategy. The Fund should not be used as a trading vehicle.

         B.   DESCRIPTION OF THE FUND'S INVESTMENT SECURITIES AND DERIVATIVES

              1. The Technology and Science Areas. The Adviser believes that because of rapid advances in technology and science, an investment in companies with business operations in these areas will offer substantial opportunities for long-term capital appreciation. Of course, prices of common stocks of even the best managed, most profitable corporations are subject to market risk, which means their stock prices can decline. In addition, swings in investor psychology or significant trading by large institutional investors can result in price fluctuations. Industries likely to be represented in the portfolio include computers, networking and internetworking software, computer aided design, telecommunications, media and information services, medical devices and biotechnology. The Fund may also invest in the stocks of companies that should benefit from the commercialization of technological advances, although they may not be directly involved in research and development.

              The technology and science areas have exhibited and continue to exhibit rapid growth, both through increasing demand for existing products and services and the broadening of the technology market. In general, the stocks of large capitalized companies that are well established in the technology

810576.2
                                       -1-
market can be expected to grow with the market and will frequently be found in the Fund's portfolio. The expansion of technology and its related industries, however, also provides a favorable environment for investment in small to medium capitalized companies. The Fund's investment policy is not limited to any minimum capitalization requirement and the Fund may hold securities without regard to the capitalization of the issuer. The Adviser's overall stock selection for the Fund is not based on the capitalization or size of the company but rather on an assessment of the company's fundamental prospects. The Fund will not purchase stocks of companies during their initial public offering or during an additional public offering of the same security. The Adviser anticipates, however, that a significant portion of the Fund's holdings will be invested in newly-issued securities being sold in the secondary market.

              Companies in the rapidly changing fields of technology and science face special risks. For example, their products or services may not prove commercially successful or may become obsolete quickly. The value of the Fund's shares may be susceptible to factors affecting the technology and science areas and to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities not concentrated in any particular industry. As such, the Fund is not an appropriate investment for individuals who are not long-term investors and who, as their primary objective, require safety of principal or stable income from their investments. The technology and science areas may be subject to greater governmental regulation than many other areas and changes in governmental policies and the need for regulatory approvals may have a material adverse effect on these areas. Additionally, companies in these areas may be subject to risks of developing technologies, competitive pressures and other factors and are dependent upon consumer and business acceptance as new technologies evolve.

              2. Foreign Securities. The Fund may invest up to 20% of its assets in foreign securities. It is, however, the present intention of the Fund to limit the investment in foreign securities to no more than 5% of its assets. By investing a portion of its assets in foreign securities, the Fund will attempt to take advantage of differences among economic trends and the performance of securities markets in various countries. To date, the market values of securities of issuers located in different countries have moved relatively independently of each other. During certain periods, the return on equity investments in some countries has exceeded the return on similar investments in the United States. The Adviser believes that, in comparison with investment companies investing solely in domestic securities, it may be possible to obtain significant appreciation from a portfolio of foreign investments and securities from various markets that offer different investment opportunities and are affected by different economic trends. International diversification reduces the effect that events in any one country will have on the Fund's entire investment portfolio. On the other hand, a decline in the value of the Fund's investments in one country may offset potential gains from investments in another country.

              Investment in obligations of foreign issuers and in direct obligations of foreign nations involves somewhat different investment risks

810576.2
                                       -2-
from those affecting obligations of United States domestic issuers. There may be limited publicly available information with respect to foreign issuers and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States. Foreign securities settlements may in some instances be subject to delays and related administrative uncertainties which could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon and may involve a risk of loss to the Fund. Foreign securities markets have substantially less volume than domestic securities exchanges and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to dividends and interest paid to the Fund by domestic companies. Additional risks include future political and economic developments, the possibility that a foreign jurisdiction might impose or change withholding taxes on income payable with respect to foreign securities, the possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits (in which the Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. There can be no assurance that the Fund's foreign investments will present less risk then a portfolio of domestic securities.

              Foreign Currency. Investments in foreign securities will usually be denominated in foreign currency, and the Fund may contemporarily hold funds in foreign currencies. The value of the Fund's investments denominated in foreign currencies may be affected, favorably or unfavorably, by the relative strength of the U.S. dollar, changes in foreign currency and U.S. dollar exchange rates and exchange control regulations. The Fund may incur costs in connection with conversions between various currencies. The Fund's net asset value per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets (which in turn are affected by interest rates, trade flow and numerous other factors, including, in some countries, local governmental intervention).

              3. U.S. Government Obligations. U.S. Government obligations are obligations which are backed by the full faith and credit of the United States, by the credit of the issuing or guaranteeing agency or by the agency's right to borrow from the U.S. Treasury. They include (i) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance as follows: U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one year or ten years), U.S. Treasury bonds (generally maturities of more than ten years); and (ii) obligations issued or

810576.2
                                       -3-
guaranteed by U.S. Government agencies and instrumentalities that are supported by the full faith and credit of the United States (such as securities issued by the Government National Mortgage Association, the Federal Housing Administration, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Maritime Administration, and certain securities issued by the Farmers' Home Administration and the Small Business Administration, most of which are explained below under the section entitled "Mortgage-Backed Securities"). The maturities of U.S. Government obligations usually range from three months to thirty years.

              4. Repurchase Agreements. When the Fund purchases securities, it may enter into a repurchase agreement with the seller wherein the seller agrees, at the time of sale, to repurchase the security at a mutually agreed upon time and price. The Fund may enter into repurchase agreements with member banks of the Federal Reserve System and with broker-dealers who are recognized as primary dealers in United States Government securities by the Federal Reserve Bank of New York. Although the securities subject to the repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than 397 days after the Fund's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money will be invested in the security, and will not be related to the coupon rate of the purchased security. At the time the Fund enters into a repurchase agreement the value of the underlying security, including accrued interest, will be equal to or exceed the value of the repurchase agreement, and, in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times be equal to or exceed the value of the repurchase agreement. The Fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest, even though the underlying security may mature in more than one year. The collateral securing the seller's obligation must be of a credit quality at least equal to the Fund's investment criteria for securities in which it invests and will be held by the Custodian or in the Federal Reserve Book Entry System.

              For purposes of the Investment Company Act of 1940, a repurchase agreement is deemed to be a loan from the Fund to the seller subject to the repurchase agreement and is therefore subject to the Fund's investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If the court characterized the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at the

810576.2
                                       -4-
risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case the Fund may incur a loss if the proceeds of the sale to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund involved will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Fund will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

              5. Hedging Transactions. The Fund may, but does not currently intend to, enter into hedging transactions. Hedging is a means of transferring risk which an investor does not desire to assume during an uncertain market environment. The Fund is permitted to enter into the transactions solely (a) to hedge against changes in the market value of portfolio securities or (b) to close out or offset existing positions. The transactions must be appropriate to reduction of risk; they cannot be for speculation. In particular, the Fund may write covered call options on securities or stock indices. By writing call options, the Fund limits its profit to the amount of the premium received. By writing a covered call option, the Fund assumes the risk that it may be required to deliver the security having a market value higher than its market value at the time the option was written. The Fund will not write options if immediately after such sale the aggregate value of the obligations under the outstanding options would exceed 25% of the Fund's net assets.

              To the extent the Fund uses hedging instruments which do not involve specific portfolio securities, offsetting price changes between the hedging instruments and the securities being hedged will not always be possible, and market value fluctuations of the Fund may not be completely eliminated. When using hedging instruments that do not specifically correlate with securities in the Fund, the Adviser will attempt to create a very closely correlated hedge.

              Short Sales. The Fund may make short sales of securities "against-the-box". A short sale "against-the-box" is a sale of a security that the Fund either owns an equal amount of or has the immediate and unconditional right to acquire at no additional cost. The Fund will make short sales "against-the-box" as a form of hedging to offset potential declines in long positions in the same or similar securities.

              6. Options Transactions. The Fund may, but does not currently intend to, enter into options transactions. The Fund may purchase call and put options on securities and on stock indices in an attempt to hedge its portfolio and to increase its total return. Call options may be purchased when it is believed that the market price of the underlying security or index will increase above the exercise price. Put options may be purchased when the

810576.2
                                       -5-
market price of the underlying security or index is expected to decrease below the exercise price. The Fund may also purchase all options to provide a hedge against an increase in the price of a security sold short by it. When the Fund purchases a call option, it will pay a premium to the party writing the option and a commission to the broker selling the option. If the option is exercised by the Fund, the amount of the premium and the commission paid may be greater than the amount of the brokerage commission that would be charged if the security were purchased directly.

              In addition, the Fund may write covered call options on securities or stock indices. By writing options, the Fund limits its profits to the amount of the premium received. By writing a call option the Fund assumes the risk that it may be required to deliver the security at a market value higher than its market value at the time the option was written plus the difference between the original purchase price of the stock and the strike price. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security at a price in excess of its current market value.

              7. Lending of Securities. The Fund may, but does not currently intend to, lend its portfolio securities to qualified institutions as determined by the Adviser. By lending its portfolio securities, the Fund attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund in such transaction. The Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33% of the value of its total assets (including such loans). All relevant facts and circumstances, including the creditworthiness of the qualified institution, will be monitored by the Adviser, and will be considered in making decisions with respect to lending of securities, subject to review by the Fund's Board of Directors. The Fund may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and their reasonableness is determined by the Fund's Board of Directors.

              8. Variable-Amount Master Demand Notes. The Fund may purchase variable amount master demand notes ("VANs"). VANs are debt obligations that provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to demand payment of the unpaid principal balance plus accrued interest at specified intervals upon a specified number of days' notice either from the issuer or by drawing on a bank letter of credit, a guarantee, insurance or other credit facility issued with respect to such instrument.

              The VANs in which the Fund may invest are payable on not more than seven calendar days' notice either on demand or at specified intervals not exceeding one year depending upon the terms of the instrument. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to one year and their adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. The Fund will decide which variable

810576.2
                                       -6-
rate demand instruments it will purchase in accordance with procedures prescribed by its Board of Directors to minimize credit risks.

              The VANs that the Fund may invest in include participation certificates purchased by the Fund from banks, insurance companies or other financial institutions in fixed or variable rate, or taxable debt obligations
(VANs) owned by such institutions or affiliated organizations. A participation certificate gives the Fund an undivided interest in the obligation in the proportion that the Fund's participation interest bears to the total principal amount of the obligation and provides the demand repurchase feature described below. Where the institution issuing the participation does not meet the Fund's high quality standards, the participation is backed by an irrevocable letter of credit or guaranty of a bank (which may be a bank issuing a confirming letter of credit, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the certificate of participation or a bank serving as agent of the issuer with respect to the possible repurchase of the issue) or insurance policy of an insurance company that the Board of Directors of the Fund has determined meets the prescribed quality standards for the Fund. The Fund has the right to sell the participation certificate back to the institution and, where applicable, draw on the letter of credit, guarantee or insurance after no more than 30 days' notice either on demand or at specified intervals not exceeding 397 days (depending on the terms of the participation), for all or any part of the full principal amount of the Fund's participation interest in the security, plus accrued interest. The Fund intends to exercise the demand only
(1) upon a default under the terms of the bond documents, (2) as needed to provide liquidity to the Fund in order to make redemptions of the Fund's shares, or (3) to maintain a high quality investment portfolio. The institutions issuing the participation certificates will retain a service and letter of credit fee (where applicable) and a fee for providing the demand repurchase feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased by the Fund. The total fees generally range from 5% to 15% of the applicable prime rate* or other interest rate index. With respect to insurance, the Fund will attempt to have the issuer of the participation certificate bear the cost of the insurance, although the Fund retains the option to purchase insurance if necessary, in which case the cost of insurance will be an expense of the Fund subject to the expense limitation on investment company expenses prescribed by any state in which the Fund's shares are qualified for sale. The Adviser has been instructed by the Fund's Board of Directors to continually monitor the pricing, quality and liquidity of the variable rate demand instruments held by the Fund, including the participation certificates, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Fund may

--------

* The "prime rate" is generally the rate charged by a bank to its most creditworthy customers for short term loans. The prime rate of a particular bank may differ from other banks and will be the rate announced by each bank on a particular day. Changes in the prime rate may occur with great frequency and generally become effective on the date announced.

810576.2
                                       -7-
subscribe. Although these instruments may be sold by the Fund, the Fund intends to hold them until maturity, except under the circumstances stated above.

              While the value of the underlying variable rate demand instruments may change with changes in interest rates generally, the variable rate nature of the underlying variable rate demand instruments should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed income securities. The Fund may contain VANs on which stated minimum or maximum rates, or maximum rates set by state law limit the degree to which interest on such VANs may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. In the event that interest rates increased so that the variable rate exceeded the fixed-rate on the obligations, the obligations could no longer be valued at par and this may cause the Fund to take corrective action, including the elimination of the instruments. Because the adjustment of interest rates on the VANs is made in relation to movements of the applicable banks' "prime rate", or other interest rate adjustment index, the VANs are not comparable to long-term fixed-rate securities. Accordingly, interest rates on the VANs may be higher or lower than current market rates for fixed-rate obligations or obligations of comparable quality with similar maturities.

              For purposes of determining whether a VAN held by a Fund matures within 397 days from the date of its acquisition, the maturity of the instrument will be deemed to be the longer of (1) the period required before the Fund is entitled to receive payment of the principal amount of the instrument or (2) the period remaining until the instrument's next interest rate adjustment. If a variable rate demand instrument ceases to meet the investment criteria of the Fund, it will be sold in the market or through exercise of the repurchase demand.

              C. FUND POLICIES - INVESTMENT RESTRICTIONS

              The Fund has adopted the following fundamental investment restrictions which may not be changed unless approved by a majority of the Fund's outstanding shares. As used in this Prospectus, the term "majority of the outstanding shares" of the Fund means, respectively, the vote of the lesser of
(i) 67% or more of the shares of the Fund present at the meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

         The Fund may not:

         (1) Make portfolio investments other than as described herein or any other form of investment, where applicable, which meets the Fund's investment criteria, as determined by the Adviser and the Board of Directors, and which is consistent with the Fund's objective and policies.


810576.2
                                       -8-

         (2) Borrow Money. This restriction shall not apply to borrowing from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount up to one-third of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not purchase additional securities. Interest paid on borrowings will reduce net income. 300% asset coverage is maintained at all times.

         (3) Mortgage, pledge or hypothecate any assets except that the Fund may pledge not more than one-third of its total assets to secure borrowings made in accordance with paragraph (2) above. However, although not a fundamental policy of the Fund, as a matter of operating policy in order to comply with certain state statutes, the Fund will not pledge its assets in excess of an amount equal to 15% of net assets.

         (4) Sell securities short, except short sales "against-the-box," or purchase securities on margin, or engage in the purchase and sale of put, call, straddle or spread options or in writing such options, except to the extent permitted in the Prospectus or this Statement of Additional Information or, to the extent that securities subject to a demand obligation and stand-by commitments may be purchased as set forth under "Investment Objective, Policies and Risks."

         (5) Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

         (6) Invest more than an aggregate of 15% of its net assets in repurchase agreements maturing in more than seven days, variable rate demand instruments exercisable in more than seven days, securities that are not readily marketable or are illiquid investments. Such Securities include foreign securities and bank participation interests for which a readily available market does not exist, except as described in the Fund's Prospectus.

         (7) Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Government obligations secured by real estate or interests in real estate.

         (8) Make loans to others, except through the purchase of portfolio investments, including repurchase agreements, exceeding in the aggregate one-third of the market value of the Fund's total assets less liabilities other than obligations created by these

810576.2
                                       -9-
                    transactions as described under "Investment Objective, Policies and Risks."

         (9) Invest more than 25% of its assets in the securities of "issuers" in any single industry, except in the technology and science areas as set forth under "Investment Objective and Policies" in the Prospectus, provided also that there shall be no limitation on the Fund to purchase obligations issued or guaranteed by the United States Government, its agencies or instrumentalities. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and a security is backed only by the assets and revenues of the entity, the entity would be deemed to be the sole issuer of the security. Similarly, in the case of an industrial revenue bond, if that bond is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. If, however, in either case, the creating government guarantees a security, such a guarantee would be considered a separate security and would be treated as an issue of such government.

         (10)       Invest in securities of other investment companies, except
                    (i) the Fund may purchase unit investment trust securities where such unit investment trusts meet the investment objective of the Fund and then only up to 5% of the Fund's net assets, except as they may be acquired as part of a merger, consolidation or acquisition of assets and (ii) as permitted by Section 12(d) of the Act.

         (11) Issue senior securities except insofar as the Fund may be deemed to have issued a senior security in connection with any permitted borrowing.

              The Fund will not be in violation of any maximum percentage limitation when the change in the percentage of the Fund's held holdings is due to a change in value of the Fund's securities. This qualification does not apply to the restriction on the Fund's ability to purchase additional securities when borrowings earn 5% of the value of the Fund's total assets. Investment restrictions that involve a maximum percentage of securities or assets will be violated, however, if an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, the Fund.

         D.   TEMPORARY DEFENSIVE POSITIONS

              When the Adviser believes that market conditions warrant a temporary defensive position, the Fund may invest up to 100% of its assets in short-term instruments such as commercial paper, bank certificates of deposit, bankers' acceptances, variable rate demand instruments or repurchase agreements for such securities and securities of the U.S. Government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. Investments in domestic bank certificates of deposit and bankers' acceptances will be limited to banks that have total

810576.2
                                      -10-
assets in excess of $500 million and are subject to regulatory supervision by the U.S. Government or state governments. The Fund's investments in foreign short-term instruments will be limited to those that, in the opinion of the Adviser, equate generally to the standards established for U.S. short-term instruments.


         E.   PORTFOLIO TURNOVER

              [Explain any significant variation in the Fund's portfolio turnover rates over the two most recently completed fiscal years or any anticipated variation]


III.     MANAGEMENT OF THE FUND

              The Fund's Board of Directors is responsible for the overall management and supervision of the Fund. The Board employs Amerindo Investment Advisors, Inc. (the "Adviser" or "Amerindo") as the investment adviser to the Fund. The Adviser supervises all aspects of the Fund's operations and provides investment advice and portfolio management services to the Fund. Subject to the Board's supervision, the Adviser makes all of the day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the portfolio investments.

              The directors and officers of the Fund and their principal occupations during the past five years are set forth below. Their titles may have varied during this period. Asterisks indicate that those directors are "interested persons" (as defined in the Investment Company Act of 1940, as amended) of the Fund. Unless otherwise indicated, the address of each director and officer is 399 Park Avenue, New York, New York 10022.


810576.2
                                      -11-

                       OFFICERS AND DIRECTORS OF THE FUND


*ALBERTO W. VILAR                       Mr. Vilar is a Chairman of the Board of
Amerindo Investment Advisors Inc.       Directors and Chief Executive Officer of
One Embarcadero                         the Fund.  He began his career with
Suite 2300                              Citibank N.A. in New York in 1964 and
San Francisco, CA  94111                worked there as an International Credit
399 Park Avenue                         Officer until 1967.  From 1967 to 1971,
22nd Floor                              he served as Vice President, Portfolio
New York, NY 10022                      Manager and Manager of the Investment
(58)                                    Management Division of Drexel Burnham
                                        Lambert in New York. From 1971 to 1973, he served as Executive Vice President, Portfolio Manager and Director of Equity
                                        Strategy at M.D. Sass Investor Services
                                        in New York.  In 1973, he became Vice
                                        President and Portfolio Manager of
                                        Endowment Management & Research
                                        Corporation in Boston.  From 1977 to
                                        1979, he served as Senior Vice
                                        President, Director of Research, Chief
                                        Investment Strategist and Partnership
                                        Manager of the Boston Company in Boston.
                                        He founded the predecessors of Amerindo
                                        Advisors (U.K.) Limited and Amerindo
                                        Investment Advisors, Inc. (Panama) in
                                        1979 and has served since then as a
                                        Principal Portfolio Manager.  He holds
                                        the degrees of B.A. in Economics from
                                        Washington & Jefferson College and an
                                        M.B.A. from Iona College, and he
                                        completed the Doctoral Studies Program
                                        in Economics at New York University.
                                        Mr. Vilar was awarded an Honorary
                                        Doctorate of Humanities Degree from
                                        Washington & Jefferson College.  He has
                                        been a Chartered Financial Analyst since
                                        1975.

--------

*        "Interested person" of the Fund, as defined in the Investment
         Company Act.

810576.2
                                      -12-

*DR. GARY A. TANAKA                 Dr. Tanaka is a Director and President
Amerindo Investment Advisors Inc.   of the Fund.  He served as a Portfolio
43 Upper Grosvenor Street           Manager for Crocker Bank in San
London, England W1X9PG              Francisco from 1971 to 1977, and as a
(55)                                Partnership Manager for Crocker
                                    Investment Management Corp. in San
                                    Francisco from 1978 to 1980.  From 1975
                                    to 1980, he also served as a Consultant
                                    to Andron Cechettini & Associates in San
                                    Francisco.  In 1980, he joined the
                                    predecessors of Amerindo Advisors (U.K.)
                                    Limited and Amerindo Investment
                                    Advisors, Inc. (Panama) as a Principal
                                    Portfolio Manager. Dr. Tanaka holds the degrees of B.S. in Mathematics from Massachusetts Institute of Technology and Ph.D. in Applied Mathematics from Imperial College, University of London.

DR. JOHN RUTLEDGE                   Dr. Rutledge is a Director of the Fund.
Rutledge & Company, Inc.            He also is Chairman of Rutledge &
One Greenwich Office Park           Company, Inc., a merchant banking firm,
Greenwich, CT  06831                since 1991 and serves as a director of
(51)                                Earle M. Jorgensen Company, Lazard
                                    Freres     Funds, Fluidrive,  Inc.,
                                    General   Medical Corporation, Medical
                                    Specialties Group, United Refrigerated
                                    Services, Inc. and Utenduhl Capital Partners and is a special advisor to Kelso
                                    & Companies, Inc.  He is the  author of
                                    books and investment publications, writes a monthly column in Forbes Magazine and is a frequent contributor to periodicals.

JUDE T. WANNISKI                    Mr. Wanniski is a Director of the Fund.
Polyconomics, Inc.                  He also has been president of
86 Maple Avenue                     Polyconomics, Inc. since 1978 and serves
Morristown, NJ 07960                as a director for Repap Enterprises Inc.
(63)

--------
*        "Interested person" of the Fund, as defined in the Investment Company
         Act.

810576.2
                                      -13-

DANA E. SMITH                       Ms. Smith is the Vice President of and
Amerindo Investment Advisors Inc.   Treasurer to the Fund.  She has been the
22nd Floor                          Chief Compliance Officer of Amerindo
399 Park Avenue                     Investment Advisors Inc. since April
New York, NY  10022                 1993.  From December 1991 to March 1993,
(40)                                she was a Mutual Fund Marketing
                                    Associate at Lazard Freres Asset
                                    Management and an officer of The Lazard
                                    Funds, Inc.

ANTHONY CIULLA                      Mr. Ciulla is the Vice President of the
Amerindo Investment Advisors Inc.   Fund.  He has been the Senior Trader of
One Embarcadero                     Amerindo Investment Advisers Inc. since
Suite 2300                          October 1, 1990.
San Francisco, CA  94111
(67)


                                                 COMPENSATION TABLE
                                      (For Fiscal Year Ended December 31, 1998)

Name of Person             Aggregate             Pension or Retirement          Estimated Annual
and Position               Compensation          Benefits Accrued as            Benefits Upon          Total Compensation
with Fund                  From Fund             Part of Fund Expenses          Retirement             From the Fund
--------------             ------------          ---------------------          ----------------       ------------------

Alberto W. Vilar           $   0                 $       0                       $     0                $      0
Director
Dr. Gary A. Tanaka
Director                       0                         0                             0                       0

Dr. John Rutledge
Director                    [30,000]                     0                             0                    [30,000]

Jude T. Wanniski
Director                    [30,000]                     0                             0                    [30,000]




Each Director who is not an interested person of the Fund receives a base annual fee of $25,000 which is paid by the Fund, plus $1,250 for each meeting attended.

[Include the 3 highest paid officers who received $60,000 or more last year from the Fund, if any]

IV.      CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

              On March 31, 1999, there were [ ] Class A shares and [ ] Class D shares of the Fund outstanding . As of this date, the directors and officers of the Fund, as a group, owned less than 1% of both the Class A and Class D shares.

              As of March 31, 1999, the principal holders of the Fund were [list anyone with 5% or more ownership].


810576.2
                                      -14-

              As of March 31, 1999, the following persons are deemed control persons of the Fund: [list any control persons (i.e. >25% beneficial ownership and explain the effect on other security holders]

V.       INVESTMENT ADVISORY AND OTHER SERVICES

         A.   INVESTMENT ADVISER

              1. General Information. Amerindo Investment Advisors Inc. ("Amerindo" or "Advisor"), a registered investment adviser, is a California corporation, with its principal office located at One Embarcadero, Suite 2300, San Francisco, California 94111. The Adviser has been employed by the Board of Directors to serve as the investment adviser of the Fund pursuant to an Investment Advisory Agreement entered into by the Fund on behalf of each Class. The Adviser supervises all aspects of the Fund's operations and provides investment advice and portfolio management services to the Fund. Pursuant to the Advisory Agreement and subject to the supervision of the Fund's Board of Directors, the Adviser makes the Fund's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Fund's investments.

              The Adviser provides persons satisfactory to the Board of Directors of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and directors of the Fund, may be directors, officers or employees of the Adviser or its affiliates.

              The Adviser may also provide the Fund with supervisory personnel who will be responsible for supervising the performance of administrative services, accounting and related services, net asset value and yield calculation, reports to and filings with regulatory authorities, and services relating to such functions. However, the Administrator will provide personnel who will be responsible for performing the operational components of such services. The personnel rendering such supervisory services may be employees of the Adviser, of its affiliates or of other organizations.

              The Advisory Agreement was approved on May 14, 1996 by the Board of Directors, including a majority of the directors who are not interested persons (as defined in the Investment Company Act of 1940, as amended) of the Fund or the Adviser. On ___________, 1998, the Board voted to extend the term of the Advisory Agreement to July 30, 1999. The Agreement, which currently extends to July 30, 1999, may be continued in force thereafter for successive twelve-month periods beginning each July 31, provided that such continuance is specifically approved annually by majority vote of the Fund's outstanding voting securities or by the Board of Directors, and in either case by a majority of the directors who are not parties to the Advisory Agreement or interested persons of any such party, by votes cast in person at a meeting called for the purpose of voting on such matter.

              The Advisory Agreement is terminable without penalty by the Fund on sixty days' written notice when authorized either by majority vote of the outstanding voting shares of the Fund or by a vote of a majority of the Fund's Board of Directors, or by the Adviser on sixty days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence

810576.2
                                      -15-
on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

              2. Adviser's Fees. Pursuant to the terms of the Advisory Agreement, the Fund, on behalf of each Class, will pay an annual advisory fee paid monthly equal to 1.50% of the Fund's average daily net assets. For the calendar year ended December 31, 1998, the Fund paid to the Adviser an annual fee of [ ] and received [ ] under the Advisory Agreement. For the calendar year ended December 31, 1997, the Fund paid the Adviser an annual fee of $609,301 and reimbursed the Fund $234,645 in expenses. For the calendar year ended December 31, 1996, the Fund paid the Adviser an annual fee of [ ] and reimbursed the Fund [ ] in expenses.

              This fee is higher than the fee paid by most other mutual funds; however, the Board of Directors believes that this fee is reasonable in light of the advisory services performed by the Adviser for the Fund. Any portion of the advisory fees received by the Adviser may be used by the Adviser to provide investor and administrative services and for distribution of Fund shares.

              The Adviser may voluntarily waive a portion of its fee or assume certain expenses of the Fund. This would have the effect of lowering the overall expense ratio of the Fund and of increasing yield to investors.

              Voluntary Expense Subsidization. From time to time, the Adviser may voluntarily assume certain expenses of the Fund. This would have the effect of lowering the overall expense ratio and of increasing yield to investors. Subject to any such voluntary assumption of certain expenses by the Adviser, the Fund has, under the Advisory Agreement, confirmed its obligation for payment of all other expenses, including without limitation: fees payable to the Adviser, Administrator, Custodian, Transfer Agent and Dividend Agent; brokerage and commission expenses; federal, state or local taxes, including issuance and transfer taxes incurred by or levied on it; commitment fees, certain insurance premiums and membership fees and dues in investment company organizations; interest charges on borrowings; telecommunications expenses; recurring and non-recurring legal and accounting expenses; costs of organizing and maintaining the Fund's existence as a corporation; compensation, including directors' fees, of any directors, officers or employees who are not also officers of the Adviser or its affiliates and costs of other personnel providing administrative and clerical services; costs of stockholders' services and costs of stockholders' reports, proxy solicitations, and corporate meetings; fees and expenses of registering its shares under the appropriate Federal securities laws and of qualifying its shares under applicable state securities laws, including expenses attendant upon the initial registration and qualification of these shares and attendant upon renewals of, or amendments to, those registrations and qualifications; and expenses of preparing, printing and delivering the Prospectus to existing shareholders and of printing shareholder application forms for shareholder accounts.

              The Fund may from time-to-time hire its own employees or contract to have management services performed by third parties, and the management of the Fund intends to do so whenever it appears advantageous to the Fund. The Fund's expenses

810576.2
                                      -16-
for employees and for such services are among the expenses subject to the expense limitation described above.

         B.   THE DISTRIBUTION AND SERVICE PLAN

              The Fund, on behalf of each Class, has adopted a distribution and service plan, pursuant to Rule 12b-1 under the Investment Company Act (the "Rule"). The Rule provides that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule.

              The Plan provides that each Class of the Fund will compensate the Distributor or the Adviser for certain expenses and costs incurred in connection with providing shareholder servicing and maintaining shareholder accounts and to compensate parties with which it has written agreements and whose clients own shares of either Class of shares of the Fund for providing servicing to their clients ("Shareholder Servicing"). These fees are subject to a maximum of 0.25% per annum of each Class' average daily net assets. The Plan also provides that the Distributor is paid a fee equal to 0.25% of the Class A shares' average daily net assets on an annual basis to permit it to make payments to broker-dealers and other financial institutions with which it has written agreements and whose clients are Fund shareholders (each a "broker-dealer") for providing distribution assistance and promotional support to the Fund. Fees paid under the Plan may not be waived for individual shareholders.

              For the calendar year ended December 31, 1998, the Fund paid shareholder servicing fees to the Advisor in an amount equal to $[ ]. These fees were used to provide shareholder servicing and maintain shareholder accounts. [Detail how the fee was spent on items listed in 15(g)(1)(i.e. advertising, printing, etc., if not sufficiently explained in the next paragraph].

              Under the Plan, each shareholder servicing agent and broker-dealer will, as agent for its customers, among other things: (i) answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares of each Class of the Fund may be effected and certain other matters pertaining to the Fund; (ii) assist shareholders in designating and changing dividend options, account designations and addresses; (iii) provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions;
(iv) arrange for the wiring of funds; (v) transmit and receive funds in connection with customer orders to purchase or redeem shares; (vi) verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; (vii) furnish quarterly and year-end statements and confirmations within five business days after activity in the account; (viii) transmit to shareholders of each Class proxy statements, annual reports, updated prospectuses and other communications;
(ix) receive, tabulate and transmit proxies executed by shareholders with respect to meetings of shareholders of the Fund; and (x) provide such other related services as the Fund or a shareholder may request.

              The Plan, the shareholder servicing agreements and the distribution agreement each provide that the Adviser and ADS may make payments from time to time

810576.2
                                      -17-
from their own resources which may include the advisory fee and the asset based sales charges and past profits for the following purposes: (i) to defray the costs of and to compensate others, including financial intermediaries with whom ADS or the Adviser has entered into written agreements, for performing shareholder servicing and related administrative functions of each Class; to compensate certain financial intermediaries for providing assistance in distributing Class shares; (ii) to pay the costs of printing and distributing the Fund's prospectus to prospective investors; and (iii) to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Fund's shares. Further, the Agreements provide that the Adviser may use its service fee for the purposes enumerated in
(i) above and any asset based sales charges paid to ADS also may be used for purposes of (ii) or (iii) above. ADS or the Adviser, as the case may be, in their sole discretion, will determine the amount of such payments made pursuant to the Plan with the shareholder servicing agents and broker-dealers with whom they have contracted, provided that such payments made pursuant to the Plan will not increase the amount which a Class is required to pay ADS or the Adviser for any fiscal year under the shareholder servicing agreements or otherwise.

              Shareholder servicing agents and broker-dealers may charge investors a fee in connection with their use of specialized purchase and redemption procedures offered to investors by the shareholder servicing agents and broker-dealers. In addition, shareholder servicing agents and broker-dealers offering purchase and redemption procedures similar to those offered to shareholders who invest in the fund directly may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield to investors who invest through shareholder servicing agents and broker-dealers may be less than realized by investing in the Fund directly. An investor should read the Prospectus in conjunction with the materials provided by the shareholder servicing agent and broker-dealer describing the procedures under which Fund shares may be purchased and redeemed through the shareholder servicing agent and broker-dealer.

              In accordance with the Rule, the Plan provides that all written agreements relating to the Plan entered into by the Fund, on behalf of each Class, the distributor or the Adviser, and the shareholder servicing agents,

810576.2
                                      -18-
broker-dealers, or other organizations, must be in a form satisfactory to the Fund's Board of Directors. In addition, the Plan requires the Fund and the Distributor to prepare, at least quarterly, written reports setting forth all amounts expended for distribution purposes by the Fund and the Distributor pursuant to the Plan and identifying the distribution activities for which those expenditures were made.

         C.   ADMINISTRATOR

              1. General Information. The Administrator for the Fund is American Data Services, Inc. (the "Administrator"), which has its principal office at The Hauppauge Corporate Center, 150 Motor Parkway, Hauppauge, New York 11788, and is primarily in the business of providing administrative, fund accounting and stock transfer services to retail and institutional mutual funds through its offices in New York, Denver and Bermuda. The Administrator also provides turnkey software system solutions to several institutional mutual fund groups and approximately $13 billion are processed through the Administrator's systems annually.

              Pursuant to an Administrative Service Agreement with the Fund, the Administrator provides all administrative services necessary for the Fund, other than those provided by the Adviser, subject to the supervision of the Fund's Board of Directors. The Administrator will provide persons to serve as officers of the Fund. Such officers may be directors, officers or employees of the Administrator or its affiliates.

              The Administrative Service Agreement is terminable by the Board of Directors of the Fund or the Administrator on sixty days' written notice and may be assigned provided the non-assigning party provides prior written consent. The Agreement shall remain in effect for two years from the date of its initial approval, and subject to annual approval of the Fund's Board of Directors for one-year periods thereafter. The Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Administrator or reckless disregard of its obligations thereunder, the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.

              Under the Administrative Service Agreement, the Administrator provides all administrative services, including, without limitation: (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Fund; (ii) overseeing the performance of administrative and professional services to the Fund by others, including the Fund's Custodian; (iii) preparing, but not paying for, the periodic updating of the Fund's Registration Statement, Prospectus and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the Securities and Exchange Commission and state securities administrators, preparing the Fund's tax returns, and preparing reports to the Fund's shareholders and the Securities and Exchange Commission; (iv) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or "Blue Sky" laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws;
(v) preparing notices and agendas for meetings of the Fund's Board of Directors and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (vi) monitoring daily and periodic compliance with

810576.2
                                      -19-
respect to all requirements and restrictions of the Investment Company Act, the Internal Revenue Code and the Prospectus.

              The Administrator, pursuant to the Fund Accounting Service Agreement, provides the Fund with all accounting services, including, without limitation: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the Investment Company Act; (iii) production of the Fund's listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Fund's Custodian and Adviser; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Fund.

              2. Administrator's Fees. For the services rendered to the Fund by the Administrator, the Fund pays the Administrator a monthly fee based on the Fund's average net assets. If the Fund's average net assets are: less than $10 million, the Administrator's fee is $1,500 per month; between $10 to $20 million, the Administrator's fee is $1,750 per month; and in excess of $20 million, the Administrator receives $2,000 per month. The Fund also pays the Administrator for any out-of-pocket expenses.

              In return for providing the Fund with all accounting related services, the Fund pays the Administrator a monthly fee based on the Fund's average net assets, plus any out-of-pocket expenses for such services. For the calendar years ended December 31, 1998, 1997 and 1996, the Fund paid the Administrator [ ] $66,170 and [ ], respectively, for providing such administrative and accounting services.

         D.   CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT

              The Northern Trust Company [insert principal business address] serves as custodian for the Fund's cash and securities. Pursuant to a Custodian Agreement with the Fund, it is responsible for maintaining the books and records of the Fund's portfolio securities and cash. The Custodian does not assist in, and is not responsible for, investment decisions involving assets of the Fund. American Data Services, Inc., the Fund's Administrator, also acts as the Fund's transfer and dividend agent. [insert principal business address of ADS]

         E.   COUNSEL AND INDEPENDENT AUDITORS

              Legal matters in connection with the issuance of shares of common stock of the Fund are passed upon by Battle Fowler LLP, 75 East 55th Street, New York, NY 10022. Morrison, Brown, Argiz & Co., P.A., 1001 Brickel Bay Drive, 9th Floor, Miami, Florida 33131, have been selected as auditors for the Fund.


VI.      BROKERAGE ALLOCATION AND OTHER PRACTICES

              The Adviser makes the Fund's portfolio decisions. In the over-the-counter market, where a majority of the portfolio securities are expected to be traded, orders are placed with responsible primary market-makers unless a more

810576.2
                                      -20-
favorable execution or price is believed to be obtainable. Regarding exchange-traded securities, the Adviser determines the broker to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission and the best price obtainable on each transaction (generally defined as best execution). The Adviser will also consider the reliability, integrity and financial condition of the broker-dealer, the size of and difficulty in executing the order, the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis, as well as other factors such as the broker-dealer's ability to engage in transactions in securities of issuers which are thinly traded. The Adviser does not intend to employ a broker-dealer whose commission rates fall outside of the prevailing ranges of execution costs charged by other broker-dealers offering similar services. When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser, or portfolio transactions may be effected by the Adviser. Neither the Fund nor the Adviser has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Fund, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Fund. While it is impossible to place an actual dollar value on such investment information, its receipt by the Adviser probably does not reduce the overall expenses of the Adviser to any material extent. Consistent with the Conduct Rules of the NASD, and subject to seeking best execution, the Adviser may consider sales of shares of the Fund as a factor in the selection of brokers to execute portfolio transactions for the Fund. [Insert aggregate dollar amount paid in brokerage commissions for FYE 98 to any "affiliated" brokers]

              The investment information provided to the Adviser is of the type described in Section 28(e) of the Securities Exchange Act of 1934 and is designed to augment the Advisor's own internal research and investment strategy capabilities. Research services furnished by brokers through which the Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its clients' accounts. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Adviser determines in good faith that the amount of such transaction cost is reasonable in relation to the value of brokerage and research services provided by the executing broker. The Adviser may consider the sale of shares of the Fund by brokers including the Distributor as a factor in its selection of brokers of Fund transactions.

              A majority of the portfolio securities that the Fund purchases or sells will be done as principal transactions. In addition, debt instruments are normally purchased directly from the issuer, from banks and financial institutions or from an underwriter or market maker for the securities. There usually are not brokerage commissions paid for any such purchases. Any transactions involving such securities for which the Fund pays a brokerage commission will be effected at the best price and execution available. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price. The Fund may purchase Government Obligations with a demand feature from banks or other financial institutions at a negotiated yield to the Fund based

810576.2
                                      -21-
on the applicable interest rate adjustment index for the security. The interest received by the Fund is net of a fee charged by the issuing institution for servicing the underlying obligation and issuing the participation certificate, letter of credit, guarantee or insurance and providing the demand repurchase feature.

              Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed in the best interest of shareholders of the Fund rather than by a formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price.

              Investment decisions for the Fund will be made independently from those for any other investment companies or accounts that may become managed by the Adviser or its affiliates. If, however, the Fund and other investment companies or accounts managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions will be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for the Fund and for other investment companies managed by the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchasers or sellers.

              In addition to managing the assets of the Fund, the Adviser manages assets on a discretionary basis for other clients and, as a result, the Adviser may effect transactions in such clients' accounts in securities in which the Fund currently holds or, in the near future may hold, a position. The Adviser makes the determination to purchase or sell a security based on numerous factors, including those that may be particular to one or more of its clients. Therefore, it is possible that the Adviser will effect transactions in certain securities for select clients, which may or may not include the Fund, that it may not deem, in its sole discretion, as being appropriate for other clients, which may or may not include the Fund.

VII.     CAPITAL STOCK AND OTHER SECURITIES

              The authorized capital stock of the Fund consists of one billion shares of stock having a par value of one-tenth of one cent ($.001) per share. The Fund's Board of Directors is authorized to divide the unissued shares into separate classes and series of stock, each series representing a separate, additional investment portfolio. The Board currently has authorized the division of the unissued shares into two Classes -- Class A and Class D. Shares of any class or series will have identical voting rights, except where, by law, certain matters must be approved by a majority of the shares of the affected class or series. Each share of any class or series of shares when issued has equal dividend, distribution, liquidation and voting rights within the class or series for which it was issued, and each fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. Shares will be voted in the aggregate.


810576.2
                                      -22-

              There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering, will be fully paid and non-assessable. Shares are redeemable at net asset value, at the option of the investor.

              The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of directors can elect 100% of the directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. Unless specifically requested by an investor who is a investor of record, the Fund does not issue certificates evidencing Fund shares.

              As a general matter, the Fund will not hold annual or other meetings of the Fund's shareholders. This is because the By-laws of the Fund provide for annual meetings only (a) for the election of directors, (b) for approval of revisions to the Fund's investment advisory agreement, (c) for approval of revisions to the Fund's distribution agreement with respect to a particular class or series of stock, and (d) upon the written request of holders of shares entitled to cast not less than twenty-five percent of all the votes entitled to be cast at such meeting. Annual and other meetings may be required with respect to such additional matters relating to the Fund as may be required by the Investment Company Act of 1940 (the "Act") including the removal of Fund directors and communication among shareholders, any registration of the Fund with the Securities and Exchange Commission or any state, or as the Directors may consider necessary or desirable. Each Director serves until the next meeting of shareholders called for the purpose of considering the election or reelection of such Director or of a successor to such Director, and until the election and qualification of his or her successor, elected at such meeting, or until such Director sooner dies, resigns, retires or is removed by the vote of the shareholders.

              Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter, i.e., by a majority of the Fund's outstanding shares. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless it is clear that the interests of each class or series in the matter are substantially identical or that the matter does not affect any interest of such class or series. However, the Rule exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of directors from the separate voting requirements of the Rule.



810576.2
                                      -23-

VIII.    PURCHASE, REDEMPTION AND PRICING OF SHARES

         A.   PURCHASE OF FUND SHARES

              ADS Distributors, Inc. ("ADS"), an affiliate of the Administrator, has entered into a distribution agreement with the Fund to serve as distributor. Investors may open accounts in the Fund through the Distributor for the Fund. Pursuant to its distribution agreement with the Fund, for nominal consideration and as agent for the Fund, ADS will solicit orders for the purchase of Fund shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal.

              Shares of Class A may be purchased at the net asset value per share next determined, plus any applicable sales load, after receipt of an order by the Fund's transfer agent in proper form with accompanying check or other bank wire payment arrangements satisfactory to the Fund. Shares of Class D are sold without an initial sales load. Class A shares are sold subject to an initial sales load of up to 4.00%. The Fund's minimum initial investment for Class A shares is $10,000 and the minimum subsequent investment for Class A Shares is $1,000. The minimum initial investment for Class D shares is $150,000 and the minimum subsequent investment for Class D shares is $15,000.

              Shareholders that purchased Class D shares during the period that the Fund was not offering Class A shares for sale will remain Class D shareholders after the date that Class A shares were offered for sale. Investors who purchase Class D shares during such period are not required to meet the $150,000 minimum balance requirement but will be required to maintain a minimum balance of $25,000.

         B.   REDEMPTION OF FUND SHARES

              Shares of the Fund may be redeemed by a shareholder at any time at the net asset value per share next determined after the redemption request is received by the Fund's Distributor or transfer agent in proper order. Shareholders in each Class may be subject to a 3.00% fee on the redemption of shares held for less than one year. These redemption fees are assessed against net assets and will be retained by the Fund. The redemption fee will be applied on redemptions of each investment made by a shareholder that does not remain in the Fund for a one-year period from the date of purchase.

              The Fund reserves the right to redeem, after 60 days' written notice, shares in accounts that fall below the minimum balance by reason of redemption and return the proceeds to investors. The investors may restore and maintain a minimum balance during the notice period.

              The material relating to the purchase, redemption and exchange of Fund shares in the Prospectus is incorporated herein by reference and investors should refer to the Prospectus for information relating to these areas.

         C.   DIVIDENDS AND DISTRIBUTIONS

              Net investment income is declared as dividends and paid annually. Substantially all the realized net capital gains for the Fund, if any, are declared

810576.2
                                      -24-
and paid on an annual basis. Dividends are payable to shareholders of record at the time of declaration. Dividends of the Fund are automatically reinvested in additional Fund shares unless the shareholder has elected to have them paid in cash.

              The net investment income of the Fund for each business day is determined immediately prior to the determination of net asset value. Net investment income for other days is determined at the time net asset value is determined on the prior business day. See "Purchase of Shares" and "Redemption of Shares" in the Prospectus.

         D.   PRICING OF FUND SHARES - NET ASSET VALUE

              Net asset value per share is determined by subtracting from the value of the Fund's total assets the amount of its liabilities and dividing the remainder by the number of its outstanding shares. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for the security; the value is based either on the last sale price on a national securities exchange, or, in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market. Assets for which market quotations are not readily available are valued in accordance with procedures established by the Fund's Board of Directors, including use of an independent pricing service or services which use prices based on yields or prices of comparable Government obligations, indications as to values from dealers and general market conditions.

              The Fund computes its net asset value once daily on Monday through Friday, except that the net asset value is not computed for the Fund on the holidays listed herein. The Fund does not determine net asset value per share on the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

              The Fund computes net asset value at 4:15 p.m. New York Time. The days on which a Fund's net asset value is determined are its business days.


IX.      TAXATION OF THE FUND

              Prospective investors should consult their own tax advisors with respect to the tax consequences of an investment in the Fund.

              The Fund intends to elect, effective for its fiscal year beginning November 1, 1998, to be treated as a regulated investment company under the Internal Revenue Code of 1986. To qualify as a regulated investment company, the Fund must distribute to shareholders at least 90% of its investment company taxable income (which includes, among other items, dividends, taxable interest and the excess of net short-term capital gains over net long-term capital losses), and meet certain diversification of assets, source of income, and other requirements. By meeting these requirements, the Fund generally will not be subject to Federal income tax on investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by the Fund as capital gain dividends and distributed to shareholders. In determining the amount of net capital gains to be distributed, any capital loss carryover from prior years will be applied against capital gains to reduce the amount of distributions paid. If the Fund does not meet all of these requirements, it will be taxed as an ordinary corporation and distributions will generally be taxed to shareholders as ordinary income. The Fund's policy is to distribute as dividends each year 100% (and in no event less than 90%) of its investment company taxable income. The Fund has adopted a policy

810576.2
                                      -25-
of declaring dividends annually. In addition to satisfying the distribution requirement described above, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

              In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security not the issuer of the option.

              If for any taxable year the Fund did not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable to the shareholders as ordinary dividends to the extent of the Fund's current or accumulated earnings and profits. Such distributions generally would be eligible for the dividends received deduction in the case of corporate shareholders. Amounts, other than tax-exempt interest, not distributed on a timely basis in accordance with a calendar year distribution requirement may be subject to a nondeductible 4% of excise tax. To prevent imposition of the excise tax, the Fund must distribute for the calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain losses) for the one-year period ending December 31 of such year, and (3) all ordinary income and capital gain net income (adjusted for certain ordinary losses) for previous years that were not distributed during such years. Distributions of investment company taxable income generally are taxable to shareholders as ordinary income. Distributions of net capital gains, if any, designated by the Fund as capital gain dividends are taxable to shareholders as long-term capital gains, regardless of the length of time the Fund's shares have been held by the shareholder. Shareholders will be notified annually as to the Federal tax status of distributions. Distributions are taxable to shareholders whether received in cash or reinvested in additional shares of the Fund. Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the amount of the cash dividend that otherwise would have been distributable (where the additional shares are purchased in the open market), or the fair market value of the shares received, determined as of the reinvestment date. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal

810576.2
                                      -26-
income tax purposes in each share so received equal to the value of a share on the reinvestment date. The Fund does not expect that any of its distributions will qualify for the dividends-received deduction for corporations.

              Investors should be careful to consider the tax implications of buying shares prior to a distribution by the Fund. The price of shares purchased at that time includes the amount of the forthcoming distributions. Distributions by the Fund reduce the net asset value of the Fund's shares, and if a distribution reduces the net asset value below a stockholder's cost basis, such distribution, nevertheless, would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital.

              Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to dividends and interest paid by domestic issuers. The Fund does not expect that it will qualify to elect to pass through to its shareholders the right to take a foreign tax credit for foreign taxes withheld from dividends and interest payments. Gains or losses attributable to fluctuations in exchange rates resulting from transactions the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency generally are treated as ordinary income or ordinary loss. These gains or losses, may increases, decrease, or eliminate the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

              Upon the taxable disposition (including a sale or redemption) of shares of the Fund, a shareholder may realize a gain or loss depending upon its basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Such gain or loss will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Non-corporate shareholders are subject to tax at a maximum rate of 20% on capital gains resulting from the disposition of shares held for more than 12 months (10% if the taxpayer is, and would be after accounting for such gains, subject to the 15% tax bracket for ordinary income). However, a loss realized by a shareholder on the disposition of Fund shares with respect to which capital gains dividends have been paid will, to the extent of such capital gain dividends, also be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Fund on the reinvestment date. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income ($1500 for married individuals filing separately).

              For federal income tax purposes, distributions of net capital gains (the excess of net long-term capital gains over net short-term capital loss), if any, are taxable as long term capital gains regardless of the length of time

810576.2
                                      -27-
shareholders have owned their shares. Distributions of net capital gains are not eligible for the dividends received deduction.

              Distributions attributable to short-term capital gains are taxable as ordinary income for federal income tax purposes.

              If any net capital gains are retained by the Fund for reinvestment, requiring federal income taxes thereon to be paid by it, the Fund will elect to treat such capital gains as having been distributed to shareholders. As a result, shareholders will report such capital gains as net capital gains, will be able to claim their share of federal income taxes paid by the Fund on such gains as a credit against their own federal income tax liability, and will be entitled to increase the adjusted tax basis of their Fund shares by 65% of their share of the undistributed gain.

              The Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of exempt shareholders, which include most corporations. Under the backup withholding provisions, distributions of taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and their required certifications regarding their status under the federal income tax law. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate shareholders should provide the Fund with their taxpayer identification numbers and should certify their exempt status in order to avoid possible erroneous application of backup withholding.

              The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of Fund shares, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts received by such person.

              The Fund may be subject to state or local tax in jurisdictions in which the Fund is organized or may be deemed to be doing business. However, Maryland taxes regulated investment companies in a manner that is generally similar to the federal income tax rules described herein.

              Distributions may be subject to state and local income taxes. In addition, the treatment of the Fund and its shareholders in those states that have income tax laws might differ from their treatment under the federal income tax laws.


X.       UNDERWRITERS


              The Fund sells and redeems its shares on a continuing basis at their net asset value and imposes a sales charge. The Distributor does not receive an underwriting commission. In effecting sales of Fund shares under the Distribution Agreement, the Distributor, for nominal consideration (i.e. $1.00) and as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal.

              The Glass-Steagall Act limits the ability of a depository institution to become an underwriter or distributor of securities. It is the Fund's position, however, that banks are not prohibited from acting in other capacities for investment companies, such as providing administrative and shareholder account maintenance services and receiving compensation from the distributor for providing such services. This is an unsettled area of the law, however, and if a determination contrary to the Fund's position concerning shareholder servicing and administration payments to banks from the distributor is made by a bank regulatory agency or court, any such payments will be terminated and any shares registered in the banks' names, for their underlying customers, will be re-registered in the names of the customers at no cost to each Class or its shareholders. In addition, state securities laws on this issue may differ from the interpretation of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.


XI.      CALCULATION OF PERFORMANCE DATA

              The Fund, on behalf of each Class, may from time to time include yield, effective yield and total return information in advertisements or reports to investors or prospective investors. Currently, the Fund intends to provide these reports to investors and prospective investors semi-annually, but may from time to time, in its sole discretion, provide reports on a more frequent basis, such as quarterly. The "yield" refers to income generated by an investment in a particular Class of the Fund over a thirty-day period. This income is then "annualized." That is, the amount of income generated by the investment during that month is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the monthly income earned by an investment in a particular Class of the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The "total return" of the Fund is required to be included in any advertisement containing each Class's yield. Total return is the average annual total return for the period which began at the inception of a particular Class of the Fund and ended on the date of the most recent balance sheet, and is computed by finding the average annual compound rates of return over the period that would equate the initial amount invested to the ending redeemable value. For a description of the methods used to calculate total return, see the Statement of Additional Information. Yield, effective yield and total return may fluctuate daily and do not provide a basis for determining future yields, effective yields or total returns. For Class A Shares, the annual total rate of return and yield figures will assume payment of the maximum initial sales load at the time of purchase. One-, five- and ten-year periods will be shown, unless the Class of the Fund has been in existence for a shorter period.

              The yields and the net asset values of each Class of shares of the Fund will vary based on the current market value of the securities held by the Fund and changes in such Class's expenses. The Adviser, the Administrator or the Distributor may voluntarily waive a portion of their fees on a month-to-month basis. These actions would have the effect of increasing the net income (and therefore the yield and total rate of return) of a Class of shares of the Fund during the period such waivers are in effect. These factors and possible differences in the methods used to calculate the yields and total rates of return should be considered when comparing the yields or total rates of return of a Class of the Fund to yields and

810576.2
                                      -30-
total rates of return published for other investment companies and other investment vehicles.

              The Fund computes yield based on a 30-day (or one month) period ended on the date of the most recent balance sheet included in the registration statement, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                    YIELD =             2[(a-b + 1)6 - 1]
                                        cd

Where:    a    =    dividends and interest earned during the period.

          b    =    expenses accrued for the period (net of reimbursements).

          c    =    the average daily number of shares
                    outstanding during the period that
                    were entitled to dividends.

          d    =    the maximum offering price per share on the last day of the period.

              Actual future yields will depend on the type, quality, and maturities of the investments held by the Fund, changes in interest rates on investments, and the Fund's expenses during the period.

              COMPUTATION OF TOTAL RETURN. The total return must be displayed in any advertisement containing the Fund's yield. Total return is the average annual total return for the 1-, 5- and 10-year period ended on the date of the most recent balance sheet included in the Statement of Additional Information, computed by finding the average annual compounded rates of return over 1-, 5- and 10-year periods that would equate the initial amount invested to the ending redeemable value according to the following formula:

                            P(1 + T)n = ERV

Where:

              P         =          a hypothetical initial investment of $1000

              T         =          average annual total return

              n         =          number of years

              ERV       =          ending redeemable value of a
                                   hypothetical $1000 payment made at the
                                   beginning of the 1-, 5- or 10-year
                                   periods at the end of the 1-, 5- or
                                   10-year periods (or fractions
                                   thereof).

              Because the Fund has not had a registration in effect for 5 or 10 years, the period during which the registration has been effective shall be substituted.


810576.2
                                      -31-

              Yield information may be useful for reviewing the performance of the Fund and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which pay a fixed yield for a stated period of time, the Fund's yield does fluctuate, and this should be considered when reviewing performance or making comparisons.

              From time to time evaluations of performance of the Fund made by independent sources may be used in advertisements. These sources may include Lipper Analytical Services, Wiesenberger Investment Company Service, Donoghue's Money Fund Report, Barron's, Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Personal Investor, Bank Rate Monitor, and The Wall Street Journal. From time to time evaluations of performance of the Adviser made by independent sources may be used in advertisements of the Fund.


XII.     FINANCIAL STATEMENTS

              The financial statements for the year ended December 31, 1998 are available, without charge, upon request. Shareholders will receive Semi-Annual and Annual Reports from the Fund. The annual financial statements are audited by the Fund's independent financial accountants. Copies are available, without charge, upon request. The audited financial statements for the Fund dated December 31, 1998 and the Report of Morrison, Brown, Argiz & Co. thereon, are incorporated herein by reference to the Annual Report to Shareholders dated December 31, 1998.

810576.2
                                      -32-

                           PART C - OTHER INFORMATION


Item 23.             EXHIBITS

           *         (a)          Articles of Incorporation of the Registrant.

           *         (b)          By-Laws of the Registrant.

                     (c)          Not applicable.

           *         (d)          Form of Investment Advisory Agreement.

           *         (e)          Form of Distribution Agreement.

                     (f)          Not applicable.

           *         (g)          Form of Custody Agreement.

           *         (h)          Administration Service Agreement.

           *         (h.1)        Transfer Agency and Service Agreement.

           **        (h.2)        Fund Accounting Service Agreement.

           *         (i)          Opinion of Battle Fowler LLP as to the
                                  legality of the securities being registered and consent.

           **        (i.1)        Consent of Battle Fowler LLP.

                     (j) Consent of Morrison, Brown, Argiz & Company, certified public accountants.

                     (k) Audited Financial Statements, for fiscal year ended December 31, 1997, including the Report of Independent Accountants (filed with Annual Report and incorporated herein by reference).

           *         (l)          Subscription Letter.

           *         (m)          Distribution and Service Plan.

           *         (m.1)        Shareholder Servicing Agreements.

                     (n) Financial Data Schedule (for EDGAR filing only)

           *         (o)          Multi-Class Plan pursuant to Rule 18f-3 under
                                  the 1940 Act.

           *         (p)          Powers of Attorney.

--------
* Filed as an exhibit to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement, 333-00767, filed on May 23, 1996 and incorporated herein by reference.
** Filed as an exhibit to Post-Effective Amendment No. 1 to the Registrant's Registration Statement, 333-00767, filed on May 6, 1997 and incorporated herein by reference.

450218.4

Item 24.          PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

                  None.


Item 25.          INDEMNIFICATION

                  (a) In accordance with Section 2-418 of the General Corporation Law of the State of Maryland, Article NINTH of the Registrant's Articles of Incorporation provides as follows:

                      "NINTH: (1) The Corporation shall indemnify (i) its
                  currently acting and former directors and officers, whether serving the Corporation or at its request any other entity, to the fullest extent required or permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the fullest extent permitted by law, and (ii) other employees and agents to such extent as shall be authorized by the Board of Directors or the By-Laws and as permitted by law. Nothing contained herein shall be construed to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such by-laws, resolutions or contracts implementing such provisions or such indemnification arrangements as may be permitted by law. No amendment of the charter of the Corporation or repeal of any of its provisions shall limit or eliminate the right of indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

                      (2) To the fullest extent permitted by Maryland statutory
                  or decisional law, as amended or interpreted, and the Investment Company Act of 1940, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages; provided, however, that nothing herein shall be construed to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. No amendment of the charter of the Corporation or repeal of any of its provisions shall limit or eliminate the limitation of liability provided to directors and officers hereunder with respect to any act or omission occurring prior to such amendment or repeal."

                  (b) In the proposed Distribution Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify and hold harmless any person who controls the Fund's distributor, ADS Distributors, Inc., within the meaning of the Securities Act of 1933, against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus.

450218.4

Item 26.          BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

      The description of the Registrant's adviser, Amerindo Investment Advisors Inc., under the caption "Management, Organization and Capital Structure" in the Prospectus and "Management of the Fund" in the Statement of Additional Information constituting parts A and B, respectively, of the Registration Statement are incorporated herein by reference.

Item 27.          PRINCIPAL UNDERWRITERS

      (a) ADS Distributors, Inc., located at 670 Second Street, Suite A, Safety Harbor, Florida 34695 is the Registrant's Distributor.

      (b) The following are the directors and officers of ADS Distributors, Inc. The principal business address of each of these persons is 670 Second Street, Suite A, Safety Harbor, Florida 34695:

                          Positions and Offices        Positions and Offices
Name                      With the Distributor         With Registrant

Michael G. Rogan          President                    None
Alan L. Rosenberg         Vice President/Secretary     None
Michael Miola             Treasurer                    Assistant Secretary

      (c) There are no affiliated persons of the Underwriter who are not affiliated with the Registrant.


Item 28.          LOCATION OF ACCOUNTS AND RECORDS

      Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder, in general, are maintained in the physical possession of Registrant at Amerindo Funds Inc., 399 Park Avenue, New York, New York 10022; American Data Services, Inc., The Hauppauge Corporate Center, 150 Motor Parkway, Hauppauge, New York 11788, the Registrant's transfer and accounting agent will maintain physical possession of Registrant's shareholder and fund accounting records; and The Northern Trust Company, the custodian will maintain physical possession of the Registrant's custodial records.


Item 29.          MANAGEMENT SERVICES

                  Not Applicable.


Item 30.          UNDERTAKINGS

      (a) The Registrant  undertakes to furnish each person to whom a prospectus
is  delivered  with  a  copy  of  the   registrants   latest  annual  report  to
shareholders, upon request and without charge.

      (b) The Registrant undertakes (although not required to hold annual shareholder meetings) if requested to do so by the holders of at least 10% of its outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c).

450218.4

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 3 to its Registration Statement to be signed on its behalf by the undersigned, the 1st day of March, 1999.

                          AMERINDO FUNDS INC.


                          By:/s/ ALBERTO W. VILAR
                             --------------------------
                             Alberto W. Vilar, Chairman
                                and Chief Executive Officer

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 3 to its Registration Statement has been signed below by the following persons in the capacities indicated below on March 1, 1999.

        Signature                             Title              Date

(1)     Principal Executive Officers:


        By:/s/ ALBERTO W. VILAR
           ----------------------------       Chairman and       March  1, 1999
                  Alberto W. Vilar            Chief Executive
                                              Officer

        By:/s/ DANA E. SMITH
           ----------------------------       Vice President     March  1, 1999
                  Dana E. Smith               and Treasurer


(2)     Majority of Directors

        Alberto W. Vilar                      Director           March  1, 1999


        By: /s/ ALBERTO W. VILAR
            --------------------------


        Gary A. Tanaka                        Director           March  1, 1999


        By: /s/ GARY A. TANAKA
            --------------------------


        John Rutledge                         Director           March  1, 1999


        By: /s/ JOHN RUTLEDGE
            --------------------------


        Jude T. Wanniski                      Director           March  1, 1999


        By: /s/ JUDE T. WANNISKI
            --------------------------

450218.4